                                                    Calamos Family of Funds/(R)/
                                                                   ANNUAL REPORT
                                                                  MARCH 31, 1998



                                                                Convertible Fund
                                                          Growth and Income Fund
                                                           Strategic Income Fund
                                                                     Growth Fund
                                                   Global Growth and Income Fund

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President's Letter


Dear Fellow Shareholders,

We are pleased to present the annual report of the Calamos Family of Funds(R) for the year ended March 31, 1998.

The Calamos Family of Funds consists of five funds:

     Calamos Convertible Fund(R)
     Calamos Growth and Income Fund(R)
     Calamos Strategic Income Fund(R)
     Calamos Growth Fund(R)
     Calamos Global Growth and Income Fund(R)

[PHOTO OF JOHN P. CALAMOS]

Our five Funds access what we believe to be some of the unique investment opportunities available in the financial markets today. Descriptions of the Funds and their performance can be found in the following pages.

The Calamos Family of Funds offers you, our shareholders, the opportunity to select a Fund or a combination of Funds that we believe can help you meet your investment goals. Setting those goals with an eye toward the future is difficult considering the vagaries of the financial markets. Our view of the future provides the foundation for our management strategies. In this report, we discuss factors that we believe will affect the financial markets.

We continue to expect high volatility. However, nervous markets are good for convertibles, because convertibles attract money from worried equity investors who are anxious to find some protection. Investors are interested in buying a security that can both cushion volatility and provide income while waiting for the value to increase, although convertibles tend to appreciate less than common stocks in a rising market.

Investing in stock adds value and allows participation in the more volatile but increasing areas of opportunity. In this mature stage of the investment cycle, broader participation of these companies in the stock market advance is anticipated. While the extended valuations of large companies have been discussed at length in the financial press, the favorable comparison of the stock value of smaller companies relative to that of larger companies has not been mentioned. All that may change as earnings are released, providing the catalyst for this attractive sector to be recognized.

We continue to view the current market environment in a constructive fashion. In most of the Funds, we are participating through the equity sensitivity of the convertible security, yet we strive to maintain a defensive posture. Our view is that the underlying volatility of the market will be higher than in past years and it will be difficult to forecast the short-term zigs and zags of the market. The market could be vulnerable to any disappointing earnings regardless of the favorable trend in interest rates. Most market corrections are accompanied by increasing interest rates, but since there is little inflation on the horizon, this would be unusual. Therefore, it is important that a comfortable risk/reward posture be maintained.

We believe the financial markets will continue to be volatile in the future. Short-term volatility tends to make investors nervous, which often leads to investment errors. Investment decisions are best made from a long-term perspective. We are primarily concerned about risk and how to control it. Controlling risk is our underlying principle for successful wealth creation. However, we believe that the highest probability for investment success over the long term comes from remaining fully invested and applying risk control measures.

Thank you for your confidence, we will continue to work diligently on your behalf.

Sincerely,


/s/ John P. Calamos
-----------------------
John P. Calamos
President
May 15, 1998

Calamos Convertible Fund/R/


The Calamos Convertible Fund performed well for the fiscal year ended March 31, 1998, up 31.44%, outperforming the Lipper Convertible Mutual Fund Average at 25.5%. (Please see page 13 for a complete description of performance for A, C and I shares, both load-adjusted and non-load-adjusted.) On a one, five and ten year basis, the Calamos Convertible Fund has consistently outperformed its peer group.

The performance of the Fund was a result of proper industry positioning and good individual security selection. The Fund's overweighted position in the less cyclical industry groups and overweighted positions in the interest rate and consumer sensitive industry groups proved to be wise. The overweighted positions in convertibles in the financial industry added value as merger activity and lower interest rates provided an excellent backdrop for strong convertible performance.

Review
During the year, we positioned the Fund below market weight in the basic industries, technology and capital goods sectors. These moves also proved to be beneficial and added value as a whole to the performance. Our non-U.S. convertible exposure was a mixed blessing with some exceptional performers in Europe and some large disappointments in Asia. The Fund may invest up to 25% of its assets in foreign securities. The Convertible Fund was also positioned in a majority of investment-grade issues from large- and mid-cap companies. This positioning could have proven to be detrimental to performance but proper security selection helped to offset the potential drag on performance relative to the low-grade convertible market.

During the year, we made some changes regarding the Fund's exposure to various industry groups and sectors. We increased the Fund's exposure to the consumer growth, consumer cyclical and technology sectors. We reduced the Fund's exposure to the energy, capital goods, financial and basic industries sectors. We expect to continue to favor more stable consistent growth industry groups in the mid-cap convertible market.

Outlook
The risks for the Convertible Fund in the coming months are the extended stock valuations of many sectors and the adverse effect falling stock prices could have on convertible prices. We feel that this will continue to be the cause of high volatility in the stock and convertible markets. Our strategy emphasizes a conservative risk/reward trade-off where bond characteristics will help cushion a price decline, should it occur, while maintaining equity exposure. Although convertibles do entail risk from increasing interest rates, we feel that in the current low inflation environment, the risk is small. Mid-cap companies and European markets are areas where we feel the Fund will add investment opportunities in the future.

HIGHLIGHTS

The Calamos Convertible Fund looks for convertibles that provide a balance between the downside safety that comes from a convertible's fixed-income characteristics and the equity potential afforded by its right to convert to common stock.

A SHARES
---------------
TRADING SYMBOL:
CCVIX
ONE-YEAR RETURN WITHOUT LOAD:
31.44%
START DATE:
June 21, 1985


                                                            Average Annual Total Return
                                 ----------------------------------------------------------------------------------
Convertible Fund                       1 YEAR              5 YEARS             10 YEARS         Since Inception
                                 ----------------------------------------------------------------------------------
A Shares/1/                        31.44%    25.21%     15.91%    14.78%    13.74%    13.19%     12.63%     12.20%
C Shares/1/                        30.84%      NA         NA        NA        NA        NA       24.04%       NA
I Shares/2/                          NA        NA         NA        NA        NA        NA       18.84%       NA
Lipper Convertible
 Mutual Fund Average/3/            25.50%      NA       13.02%      NA      12.28%      NA       11.57%       NA

/1/Average annual total returns, net of expenses. Inception date for A Shares was June 21, 1985; for C Shares, July 5, 1996.
/2/Total return, net of expenses, not annualized. Inception date for I Shares was June 25, 1997. No graph has been included for Class I Shares since performance is for less than one year.
/3/The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services. Performance has not been adjusted for the sales charge in the unshaded area of the chart.
Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
Past performance does not guarantee future results.

Growth of a $10,000 Investment Since Inception
Based on a hypothetical investment made in the Calamos Convertible Fund-Class A Shares from 6/21/85 through 3/31/98.

                             [GRAPH APPEARS HERE]





                      Calamos Convertible Fund      Lehman Brothers Government/                                Lipper Convertible
                          (Load Adjusted)              Corporate Bond Index*       S&P 500 Stock Index**     Mutual Fund Average***
Beginning Balance              9,525                          10,000                      10,000                     10,000
12/85                         10,197                          10,973                      11,232                     10,842
12/86                         11,842                          12,687                      13,278                     12,502
12/87                         11,312                          12,979                      13,966                     11,855
12/88                         12,028                          13,963                      16,271                     13,103
12/89                         14,022                          15,951                      21,386                     14,990
12/90                         13,523                          17,271                      20,703                     14,046
12/91                         18,492                          20,057                      27,025                     18,227
12/92                         19,901                          21,579                      29,102                     20,693
12/93                         23,395                          23,960                      32,009                     24,033
12/94                         21,749                          23,122                      32,434                     22,887
12/95                         28,112                          27,570                      44,596                     27,776
12/96                         32,547                          28,370                      54,963                     31,933
12/97                         41,276                          31,139                      73,311                     37,567
3/98                          43,579                          31,612                      83,546                     40,368


All data points as of December 31.


Based on a hypothetical investment made in the Calamos Convertible Fund-Class C Shares from 7/5/96 through 3/31/98.

                             [GRAPH APPEARS HERE]



                                                    Lehman Brothers Government/                                Lipper Convertible
                      Calamos Convertible Fund         Corporate Bond Index*       S&P 500 Stock Index**     Mutual Fund Average***
Beginning Balance             10,000                          10,000                      10,000                     10,000
9/96                          10,137                          10,176                      10,308                     10,292
12/96                         10,914                          10,487                      11,180                     10,744
3/97                          11,119                          10,397                      11,473                     10,822
6/97                          12,282                          10,776                      13,475                     11,790
9/97                          13,059                          11,153                      14,500                     12,802
12/97                         13,126                          11,511                      14,912                     12,640
3/98                          14,539                          11,686                      16,994                     13,582

All data points as of last day of quarter.
* The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company
** The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company
*** The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services. The Lipper Convertible Mutual Fund Average has been added because it represents the direct peer group comparison for the Fund.
Past performance does not guarantee future results.

Calamos Growth and Income Fund(R)


The Calamos Growth and Income Fund was up 37.83% for the fiscal year ended March 31, 1998, outperforming the Lipper Convertible Mutual Fund Average at 25.5%. (Please see page 13 for a complete description of performance for A, C and I shares, both load-adjusted and non-load-adjusted.)

Review
Convertibles performed well in the year off the back of a strong equity market. Being positioned in the correct industry groups and economic sectors over the past year positively impacted the Fund's performance. Throughout the year, the Fund was overweighted in industry groups that were more dependent on consumer spending than on capital goods or basic industries spending.

The consumer related industry groups performed very well during the year while the more cyclical and basic industries commodity groups lagged. The Fund also emphasized convertible issues of small- and mid-cap growth companies. This sector of the convertible market performed well but also exhibited some wide divergence in performance of many issues within the group. The Fund avoided the disasters in the market while participating in the opportunities. It is important to own the right issues and just as important to avoid certain issues. Since the small- and mid-cap sectors of the convertible market and equity market tend to be companies with lower bond ratings, it is also important to ensure that the overall risk/reward trade-off of the convertible is favorable.

The Fund also benefited from the merger activity in the financial sector. The Fund was overweighted in this sector throughout most of the year, although with the recent sharp rise in many of the convertible and stock prices, we have lowered the overall exposure in this sector. Some of our positioning did not work as well as planned. The Fund did not perform particularly well in regard to a few of the technology-related issues. We were underweighted relative to the market in this sector and, except for a few issues, we added little value in this area. The Fund also did not have a significant portion of its assets in large-cap growth issues, since the convertible market as a whole is predominately a small- and mid-cap marketplace. Today, this is especially true because most large growth companies are not raising capital but, instead, buying back stock and paying down debt.

During the year, most of the significant changes in the portfolio regarding industry group or sector participation were a result of finding good individual companies and convertibles and not an overall bet on an industry group. We did lower the Fund's financial and energy sectors exposure while increasing its exposure to consumer growth and consumer cyclical issues.

Outlook
Looking forward, we are positioning the Fund to be slightly more defensive as a result of the recent run up in convertible prices and their increased equity sensitivity. We are still excited about the opportunities that we are finding to invest in, but they seem to be occurring on a less frequent basis and with more severe punishment if the company falters in its growth plans.

HIGHLIGHTS

The Calamos Growth and Income Fund uses growth convertibles as well as additional techniques that allow us to construct a convertible's risk and reward by using a combination of securities. This additional flexibility makes this Fund unique within the Calamos Family of Funds. The Fund participates in the aggressive growth (below-investment-grade) sector of the convertible market.

A SHARES
--------------
TRADING SYMBOL:
CVTRX
ONE-YEAR RETURN WITHOUT LOAD:
37.83%
START DATE:
September 22, 1988


                                     Average Annual Total Return
                          ----------------------------------------------------
GROWTH AND INCOME FUND        1 YEAR            5 YEARS       SINCE INCEPTION
                          ----------------------------------------------------
A Shares                  37.83%   31.31%    17.09%  15.95%    15.93%   15.33%
C Shares                  37.13%      NA        NA      NA     28.83%      NA
I Shares/2/                  NA       NA        NA      NA     14.39%      NA
Lipper Convertible
   Mutual Fund Average/3/ 25.50%      NA     13.02%     NA     11.57%      NA

  /1/Average annual total returns, net of expenses. Inception date for A Shares was September 22, 1988; for C Shares, August 5, 1996.
  /2/Total return, net of expenses, not annualized. Inception date for I Shares was September 18, 1997. No graph has been included for Class I Shares since performance is for less than one year.
  /3/The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services. Performance has not been adjusted for the sales charge in the unshaded area of the chart.
     Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
     Past performance does not guarantee future results.

                Growth of a $10,000 Investment Since Inception

                Based on a hypothetical investment made in the Calamos Growth and Income Fund-Class A Shares from 9/22/88 through 3/31/98.


                     Calamos Growth & Income Fund     Lehman Brothers Government/                              Lipper Convertible
                           (Load Adjusted)               Corporate Bond Index*       S&P 500 Stock Index**   Mutual Fund Average***
     Sep-88                     9,525                           10,000                      10,000                   10,000
     Dec-88                     9,611                           10,096                      10,302                   10,097
     Dec-89                     11,188                          11,533                      13,541                   11,551
     Dec-90                     10,801                          12,488                      13,108                   10,823
     Dec-91                     15,193                          14,502                      17,112                   14,045
     Dec-92                     16,729                          15,603                      18,427                   15,945
     Dec-93                     19,201                          17,324                      20,267                   18,519
     Dec-94                     18,182                          16,719                      20,536                   17,636
     Dec-95                     23,480                          19,935                      28,237                   21,403
     Dec-96                     27,990                          20,513                      34,801                   24,607
     Dec-97                     36,250                          22,515                      46,418                   28,948
     Mar-98                     38,925                          22,857                      52,898                   31,106

All data points as of December 31.

                             [GRAPH APPEARS HERE]

                Based on a hypothetical investment made in the Calamos Growth and Income Fund-Class C Shares from 8/5/96 through 3/31/98.

                                                      Lehman Brothers Government/                              Lipper Convertible
                     Calamos Growth & Income Fund        Corporate Bond Index*       S&P 500 Stock Index**   Mutual Fund Average***
                                10,000                          10,000                      10,000                   10,000
     Sep-96                     10,345                          10,176                      10,308                   10,292
     Dec-96                     10,984                          10,487                      11,180                   10,744
     Mar-97                     11,083                          10,397                      11,473                   10,822
     Jun-97                     12,429                          10,776                      13,475                   11,790
     Sep-97                     13,491                          11,153                      14,500                   12,802
     Dec-97                     13,493                          11,511                      14,912                   12,640
     Mar-98                     15,197                          11,686                      16,994                   13,582


                             [GRAPH APPEARS HERE]

All data points as of last day of quarter.
* The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company
** The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company
*** The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services. The Lipper Convertible Mutual Fund Average has been added because it represents the direct peer group comparison for the Fund.
Past performance does not guarantee future results.

Calamos  Strategic Income Fund/R/


The Calamos Strategic Income Fund was up 15.74% for the fiscal year ended March 31, 1998, outperforming the Lehman Brothers Government/Corporate Bond Index of 12.39% and the 30-day Treasury Bills (Salomon Brothers) which were up 4.85%. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. (Please see page 13 for a complete description of performance for A shares, both load-adjusted and non-load-adjusted.)

The Fund's goal is to provide an above-average income stream for shareholders consistent with stability of principal primarily through the use of convertible securities. Convertible securities tend to participate in price increases on their underlying common stocks, while also paying a higher level of current income than the stocks themselves. The Fund generates income from the interest and dividends paid on the convertible securities.

Review
One of the Fund's key investment strategies is a convertible stock hedge, also known as a covered short sale, which is a short sale of a stock for which the Fund owns a corresponding convertible security. Proceeds from the stock sale create a credit balance that may earn interest. Due to the short sale, the Fund profits if the stock price decreases. (When the stock price increases, the convertible security benefits.)

The difference between the current yield on the convertible and the yield on the underlying common stock represents the convertible's yield advantage, which is an important consideration when determining candidates for the convertible hedge strategy. Often the underlying common stock pays no dividend or a very small one, which means the convertible yield advantage is attractive. For stocks that pay a dividend, the dividend is an expense of the Fund and can be paid out of the convertible's yield advantage.

The amount of stock sold short against convertibles varies depending on the Fund's market outlook. A higher hedge ratio indicates a more defensive posture. The Fund attempts to balance risk and reward by adjusting the hedge ratio as the underlying stock price changes. We believe that the hedge ratio dampens overall volatility and helps stabilize the net asset value in volatile markets.

We expect interest rates to remain in a trading range over the coming months. There is the prospect that the Federal Reserve may raise rates in an attempt to prevent inflation from heating up. Our strategy is to maintain a hedge ratio that will provide protection in what we expect will be a volatile market. Even a low interest rate environment has not stabilized bond investments. The volatility within the trading range is very high as bond investors try to anticipate the Federal Reserve's interest rate moves.

HIGHLIGHTS

The Calamos Strategic Income Fund uses convertibles from the lower end of the credit-rating spectrum. These often have the higher yields associated with below-investment-grade ratings. The Fund attempts to offset the risk of holding lower-grade credits by utilizing hedging techniques. However, lower-grade securities often have greater volatility than securities with a higher rating.

A SHARES:
TRADING SYMBOL:
--------------
CVSIX
ONE-YEAR RETURN WITHOUT LOAD:
15.74%
START DATE:
September 4, 1990

The volatile equity market provided some opportunity to adjust hedge ratios. As the stock market advanced, it allowed the hedge ratio of individual positions to be increased, thereby adding more defensive characteristics to the Fund. The volatility exhibited this past quarter provided an opportunity for the Fund to profit from changing stock prices. Additionally, we have started to trade the Fund more actively. The volatility of the market is providing opportunities to take advantage of what we view as occasional mispricing.

The active new-issue market in convertibles is providing increasing opportunities for the Fund. During 1997, a record issuance of over $33 billion new convertibles came to the market. During the first quarter of 1998, an additional $13 billion of convertibles were issued, outpacing the record set in 1997.

Outlook
In our view, we continue to be in a period of increasing volatility within the stock and bond markets. Additionally, the high rotation among industry groups as market leaders is beneficial for the Fund. It allows for returns to be generated from price movements rather than interest characteristics alone, adding to the FundOs total returns. This is one of the reasons the Fund has outperformed other fixed income categories. We believe this environment will continue throughout 1998. We expect the defensive characteristics of the Strategic Income Fund will be beneficial in stabilizing asset values while securing an above-average income stream.

                                                      Average Annual Total Return
                                          -------------------------------------------------
STRATEGIC INCOME FUND                          1 YEAR         5 YEARS       SINCE INCEPTION
                                          -------------------------------------------------
A Shares/1/                               15.74%    10.24%  8.05%  7.00%     9.51%    8.81%
30 Day Treasury Bills/2/                   4.85%       NA   4.47%    NA      4.44%      NA
Lehman Bros. Govt/Corp. Bond Index/2/     12.39%       NA   6.69%    NA      9.13%      NA

  /1/Average annual total returns, net of expenses. Inception date for A shares was September 4, 1990.
  /2/The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government and offer guarantee as to the repayment of principal and interest at maturity. Both indices reinvest dividends and earnings. Source: Lipper Analytical Services, as reported by the Frank Russell Company.
     Performance has not been adjusted for the sales charge in the unshaded area of the chart.
     Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
     Past performance does not guarantee future results.

                   Growth of a $10,000 Investment Over Time
                Based on a hypothetical investment made in the
                 Calamos Strategic Income Fund-Class A Shares
                         from 9/4/90 through 3/31/98.

                             [GRAPH APPEARS HERE]

                              Calamos Strategic Income Fund     30-Day Treasury Bills*            Lehman Brothers
                                     (Load-Adjusted)                                     Government/Corporate Bond Index**
     Beginning Balance                     9,525                        10,000                         10,000
     Dec-90                                9,782                        10,175                         10,509
     Mar-91                               10,403                        10,317                         10,793
     Jun-91                               10,541                        10,452                         10,956
     Sep-91                               10,751                        10,587                         11,586
     Dec-91                               11,149                        10,693                         12,204
     Mar-92                               11,513                        10,790                         12,021
     Jun-92                               11,634                        10,887                         12,508
     Sep-92                               12,032                        10,963                         13,120
     Dec-92                               12,484                        11,029                         13,130
     Mar-93                               12,842                        11,101                         13,741
     Jun-93                               13,172                        11,185                         14,153
     Sep-93                               13,752                        11,263                         14,622
     Dec-93                               13,998                        11,342                         14,579
     Mar-94                               13,757                        11,421                         14,123
     Jun-94                               13,141                        11,513                         13,948
     Sep-94                               13,306                        11,628                         14,017
     Dec-94                               12,959                        11,756                         14,069
     Mar-95                               13,392                        11,920                         14,770
     Jun-95                               14,106                        12,093                         15,729
     Sep-95                               14,494                        12,264                         16,029
     Dec-95                               14,833                        12,432                         16,777
     Mar-96                               15,244                        12,592                         16,774
     Jun-96                               15,477                        12,752                         16,852
     Sep-96                               15,730                        12,919                         17,149
     Dec-96                               16,077                        13,087                         17,674
     Mar-97                               16,376                        13,241                         17,522
     Jun-97                               17,103                        13,398                         18,160
     Sep-97                               18,122                        13,556                         18,795
     Dec-97                               19,240                        13,721                         19,398
     Mar-98                               18,953                        13,882                         19,693

* The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and cedit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. Source: Frank Russell Company
** The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company
 All data points as of December 31. Past performance does not guarantee future results.

Calamos  Growth Fund/R/

The Calamos Growth Fund was up 54.04% for the fiscal year ended March 31, 1998, outperforming the Lipper Growth Funds Index at 44.43%, Russell 2000 at 42.01% and the S&P 500 at 48%. (Please see page 13 for a complete description of performance for A, C and I shares, both load-adjusted and non-load-adjusted.)

The Fund seeks long-term capital growth and is suitable for investors seeking long-term capital appreciation through direct equity participation by investing primarily in common stocks. Fund management intends to achieve the highest returns possible for the long term, and does not seek to minimize short-term volatility. The most aggressively traded of the Funds, the Growth Fund has high turnover. Its relatively small size allows great flexibility in moving in and out of stocks. The Fund may invest up to 25% of its assets in foreign securities.

We search for the fastest-growing companies available in the stock market, with earnings growth rates significantly above average. We also invest primarily in stocks of companies where we expect the earnings growth rate to be higher than that estimated by analysts. We believe that a company's earnings trend has a direct relationship to its stock price, and we want to recognize undervalued companies before they become well-known in the marketplace.

This past year, the stock market's ability to extend the bull run has been extraordinary. Fueling this market have been positive fundamentals with a backdrop of low inflation and low interest rates. Searching for growth companies in this environment has not been difficult; searching for growth companies whose valuations make sense is quite another matter. Therefore, our strategy continues to be to keep the Fund invested in the highest tier of fast-growing companies.

HIGHLIGHTS

The Calamos Growth Fund invests in the common stocks of companies we believe have exceptional growth characteristics. This Fund is managed aggressively, meaning it takes advantage of investment opportunities in primarily small- to mid-size companies that, although they offer higher potential rewards, may have a higher risk profile than large-cap companies.

A SHARES
--------------
TRADING SYMBOL:
CVGRX
ONE-YEAR RETURN WITHOUT LOAD:
54.04%
START DATE:
September 4, 1990

Since the fastest growing companies are typically small- to mid-size companies, the Fund has approximately 58% of its holdings in small-cap, 38% in mid-cap, and only 4% in large-cap companies as of the end of the fiscal year.

Smaller companies generally have a higher degree of risk than companies with a larger capital base. Our decision process searches for fast growing companies that have not been widely recognized in the marketplace, whose current stock price is well below their growth potential. In today's fast-paced market, these anomalies do not last long. Market recognition is reflected by increasing stock prices. As the price objective is reached, the Fund quickly trades the stock for another that has a higher growth potential. Using a proprietary quantitative evaluation system to screen for investment opportunities, we keep the Fund tuned to changing market conditions.

Turnover in the Fund is high and, we feel, necessary in a market that is characterized by the rotation of money from group to group, as high liquidity causes one industry to lead the market and be quickly replaced by another. Leadership has passed from technology stocks to oil drillers to software developers this past year. The Fund seeks to reduce volatility by being diversified, investing in 48 companies across most industry groups.

Outlook
Going forward, we expect the volatility of the market and group rotation to continue to be high. In our view, this presents an excellent investment climate for the Growth Fund strategy. By keeping the Fund invested in the fastest growing companies, we believe it is well positioned for the coming months.

                                            Average Annual Total Return
                                 ---------------------------------------------------
GROWTH FUND                           1 YEAR          5 YEARS        SINCE INCEPTION
                                 ---------------------------------------------------
A Shares/1/                      54.04%    46.72%  20.18%  19.01%    19.32%   18.55%
C Shares/1/                      53.29%       NA      NA      NA     35.63%      NA
I Shares/2/                         NA        NA      NA      NA      6.40%      NA
Lipper Growth Funds Index/3/     44.43%       NA   19.14%     NA     18.84%      NA

  /1/Average annual total returns, net of expenses. Inception date for A Shares was September 4, 1990; for C Shares, September 3, 1996.

  /2/Total return, net of expenses, not annualized. Inception date for I Shares was September 18, 1997. No graph has been included for Class I Shares since performance is for less than one year.

  /3/The Lipper Growth Funds Index comprises 30 funds which invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Lipper mutual funds averages are equally weighted, composed of the largest mutual funds within their respective investment objectives, and reflects the reinvestment of capital gains distributions and income dividends.
     Source: Lipper Analytical Services, Inc., as reported by the Frank Russell Company.
     Performance has not been adjusted for the sales charge in the unshaded area of the chart.
     Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
     Past performance does not guarantee future results.

                             [GRAPH APPEARS HERE]


                Growth of a $10,000 Investment Since Inception

  Based on a hypothetical investment made in the Calamos Growth Fund-Class A
                      Shares from 9/4/90 through 3/31/98.

  Calamos Growth Fund  S&P 500 Stock Index*
   (Load Adjusted)
                9,525          10,000
12/90          10,478          10,898
12/91          14,690          14,226
12/92          14,878          15,320
12/93          15,524          16,850
12/94          14,635          17,073
12/95          18,649          23,476
12/96          25,073          28,933
12/97          32,701          38,608
 3/98          36,302          43,998

All data points as of December 31.

                             [GRAPH APPEARS HERE]

  Based on a hypothetical investment made in the Calamos Growth Fund-Class C
                      Shares from 9/3/96 through 3/31/98.


  Calamos Growth Fund  S&P 500 Stock Index*
               10,000          10,000
12/96          11,223          10,846
 3/97          10,535          11,130
 6/97          12,684          13,072
 9/97          15,473          14,067
12/97          13,870          14,467
 3/98          16,148          16,486

All data points as of last day of quarter.

*The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company.

Past performance does not guarantee future results.

Calamos Global Growth and Income Fund/R/


The Calamos Global Growth and Income Fund was up 30.32% for the fiscal year ended March 31, 1998 outperforming the Lipper Global Equity Index at 27.18%. (Please see page 13 for a complete description of performance for A, C and I shares, both load-adjusted and non-load-adjusted.)

Review
The Fund benefited from the excellent performance in the overweighted industry groups including domestic entertainment, advertising and financial. Our exposure in the financial sector emphasized non-U.S. stocks, which were more reasonably priced compared to domestic issues. The addition of U.S. government bonds allowed us to maintain a comfortable allocation in the financial sector, while domestic bank and insurance stocks ran up to unacceptable levels. These changes enhanced our risk/reward posture and dampened downside volatility.

Our light exposure in the energy sector benefited us as this industry experienced a difficult quarter entering 1998. Despite several trying months as the Asian crisis unfolded, our foreign exposure positively influenced the Funds' performance for the year as the international market held its own relative to the U.S. market. The Fund experienced some losses in its Asian convertibles, but these securities significantly outperformed their underlying equities.

Internationally, the Fund was overweighted in Europe and underweighted in Japan for the year. The European consumer goods sector helped our performance; this overall market was up substantially. Restructuring plans in companies across Europe have begun to play out, enhancing shareholder value. To our advantage, the majority of the Japanese companies we owned were exporters, which were the best-performing segment in this market. We are beginning to see rising values in domestic Japanese companies and are increasing our exposure there cautiously. Our strategy going forward will be to carefully monitor government action in Japan as it recovers from the trauma of 1997. Should proposed tax cuts improve valuations of these Japanese companies, we will be poised to take advantage of them.

Outlook
We expect to keep the Fund overweighted in Europe, underweighted in Japan and neutral in the United States. Over the past twelve months, we have hedged most of our currency risk in the developed market, and maintained a bullish view of the U.S. dollar. The Fund strives for a balance of stocks and convertibles giving us good equity participation with protection from market volatility. We will continue to diligently monitor the effect of the Currency Union in Europe as eleven countries phase in the Euro. In our opinion, this movement may lead to substantial restructuring of European companies. It is too early in the process to forecast the impact of this significant change. As Japan moves closer to Anglo-Saxon-style capitalism, we will continually review our sector allocation, although the pace of change in this market has been excruciatingly slow.

HIGHLIGHTS

The Calamos Global Growth and Income Fund invests in domestic and international convertible bonds. We believe the global economy has entered a period of unprecedented growth: once-closed economies embrace open markets, industrialized nations work towards freer trade, and emerging markets offer the opportunity for explosive economic development. In our view, these fundamental economic changes translate into tremendous investment opportunities for those willing to look beyond the U.S. We also believe that the international convertible bond market offers the relative safety of a corporate bond with the capital appreciation potential of the common stock.

A SHARES:
---------------
TRADING SYMBOL:
CVLOX
ONE-YEAR RETURN WITHOUT LOAD:
30.32%
START DATE:
September 9, 1996


                                         AVERAGE ANNUAL TOTAL RETURN
                                    -------------------------------------
GLOBAL GROWTH AND INCOME FUND            1 YEAR          SINCE INCEPTION
                                    -------------------------------------

A Shares/1/                         30.32%     24.10%    24.59%    20.74%
C Shares/1/                         29.80%        NA     24.70%       NA
I Shares/2/                            NA         NA     10.85%       NA
Lipper Global Index/3/              27.18%        NA     22.52%       NA

  /1/Average annual total returns, net of expenses. Inception date for A Shares was September 9, 1996; for C Shares, September 24, 1996.
  /2/Total return, net of expenses, not annualized. Inception date for I Shares was September 18, 1997. No graph has been included for Class I Shares since performance is for less than one year.
  /3/The Lipper Global Equity Index is composed of the largest mutual funds within its investment objective. The mutual funds in the Index allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside the U.S., including some shares of gold-related investments. Lipper mutual fund averages are equally weighted and reflect the reinvestment of capital gains and income dividends. Source: Lipper Analytical Services, Inc. and Frank Russell Company.
     Performance has not been adjusted for the sales charge in the unshaded area of the chart.
     Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
     Past performance does not guarantee future results.

                Growth of a $10,000 Investment Since Inception

     Based on a hypothetical investment made in the Calamos Global Growth and Income Fund-Class A Shares from 9/9/96 through 3/31/98.

                             [GRAPH APPEARS HERE]

                    Calamos Global Growth and           Morgan Stanley Capital
                   Income Fund (Load Adjusted)         International Word Index*
      9/96                   9,525                             10,000
     12/96                  10,041                             10,469
      3/97                  10,289                             10,511
      6/97                  11,630                             12,105
      9/97                  12,277                             12,463
     12/97                  12,485                             12,168
      3/98                  13,409                             13,923

     Based on a hypothetical investment made in the Calamos Global Growth and Income Fund-Class C Shares from 9/24/96 through 3/31/98.

                             [GRAPH APPEARS HERE]

                    Calamos Global Growth and           Morgan Stanley Capital
                         and Income Fund               International Word Index*
Sep 24, 96                  10,000                             10,000
12/96                       10,543                             10,469
 3/97                       10,764                             10,511
 6/97                       12,151                             12,105
 9/97                       12,809                             12,463
12/97                       12,406                             12,168
 3/98                       13,971                             13,923

All data points as of last day of quarter.

* The MSCI World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges from around the world. The beginning date for this index is 9/1/96 for the A-shares and 10/1/96 for C-shares.

Past performance does not guarantee future results.

Calamos Family of Funds/R/

Standardized performance as of 3/31/98

                                                    Average Annual Total Return
                                                  (Class I Shares not annualized)
                                          --------------------------------------------------------------------------
                                                1 Year           5 Years             10 Years        Since Inception
                                          --------------------------------------------------------------------------
Convertible Fund
 A Shares                                  31.44%  25.21%    15.91%     14.78%     13.74%    13.19%     12.63%  12.20%
   Inception: 6/21/85
 C Shares                                  30.84%     NA        NA         NA         NA        NA      24.04%     NA
   Inception: 7/5/96
 I Shares                                     NA      NA        NA         NA         NA        NA      18.84%/1/  NA
   Inception: 6/25/97

Growth and Income Fund
 A Shares                                  37.83%  31.31%    17.09%     15.95%        NA        NA      15.93%  15.33%
   Inception: 9/22/88
 C Shares                                  37.13%     NA        NA         NA         NA        NA      28.83%     NA
   Inception: 8/5/96
 I Shares                                     NA      NA        NA         NA         NA        NA      14.39%/1/  NA
   Inception: 9/18/97

Strategic Income Fund
 A Shares                                  15.74%  10.24%     8.05%      7.00%        NA        NA       9.51%   8.81%
   Inception: 9/4/90

Growth Fund
 A Shares                                  54.04%  46.72%    20.18%     19.01%        NA        NA      19.32%  18.55%
   Inception: 9/4/90
 C Shares                                  53.29%     NA        NA         NA         NA        NA      35.63%     NA
   Inception: 9/3/96
 I Shares                                     NA      NA        NA         NA         NA        NA       6.40%/1/  NA
   Inception: 9/18/97

Global Growth and
    Income Fund
 A Shares                                  30.32%  24.10%       NA         NA         NA        NA      24.59%  20.74%
   Inception: 9/9/96
 C Shares                                  29.80%     NA        NA         NA         NA        NA      24.70%     NA
   Inception: 9/24/96
 I Shares                                     NA      NA        NA         NA         NA        NA      10.85%/1/  NA
   Inception: 9/18/97

This chart provides performance return numbers for the five Funds and shows both non-load-adjusted and load-adjusted returns, taking into consideration the maximum 4.75% sales charge on A shares. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions. Returns for periods of less than one year are not annualized.

Performance has not been adjusted for the sales charge in the unshaded area of the chart.
Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so than an investorOs shares when redeemed may be worth more or less than their original cost.

For more complete information, obtain a prospectus by calling 800-823-7386, and read it carefully before investing.

/1/Total Return is not annualized.

Report of Independent Auditors




To the Board of Trustees and Shareholders

CALAMOS INVESTMENT TRUST

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (comprising Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund) as of March 31, 1998, and the related statements of operations and changes in net assets for each of the periods indicated therein and the financial highlights for each of the fiscal periods since 1989. These financial statements and financial highlights are the responsibility of the FundsO management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund at March 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated therein, and the financial highlights for each of the fiscal periods since 1989, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
May 15, 1998

Calamos  Convertible Fund


Schedule of Investments March 31, 1998


  Principal
     Amount                                                                Value
--------------------------------------------------------------------------------
Convertible Bonds (53.5%)
            Basic Industries (1.0%)
$  760,000  Mail-Well, Inc.                                           $  906,300
            5.000%, 11/01/2002

   475,000  RPM, Inc. (c)                                                254,125
            0.000%, 09/30/2012
                                                                      ----------
                                                                       1,160,425

            Capital Goods -- Industrial (2.4%)
 1,125,000  Thermo Electron Corporation                                1,307,813
            4.250%, 01/01/2003 Euro

 1,300,000  Thermo Instrument Systems, Inc.                            1,434,875
            4.000%, 01/15/2005
                                                                      ----------
                                                                       2,742,688
            Capital Goods -- Technology (7.6%)
 6,596,000  Alcatel Alsthom                                            1,753,947
       FRF  6.500%, 01/01/2000 Euro

 1,400,000  Kellstrom Industries, Inc. (b)                             1,610,000
            5.750%, 10/15/2002

   208,000  Photronics, Inc.                                             259,925
            6.000%, 06/01/2004

   800,000  Solectron Corporation (b)                                  1,111,872
            6.000%, 03/01/2006

 1,100,000  Systems & Computer Technology                              1,100,000
            Corporation
            5.000%, 10/15/2004

 1,500,000  Telefonica Europe (b)                                      2,107,500
            2.000%, 07/15/2002

   500,000  Veritas Software Corporation (b)                             590,000
            5.250%, 11/01/2004
                                                                      ----------
                                                                       8,533,244
            Consumer Cyclicals (13.1%)
   525,000  Action Performance Companies, Inc. (b)                       517,125
            4.750%, 04/01/2005

   755,000  Hilton Hotels Corporation                                    853,467
            5.000%, 05/15/2006

 2,100,000  The Interpublic Group of                                   1,949,073
            Companies, Inc. (b)
            1.800%, 09/16/2004

 3,175,000  Marriott International, Inc. (c)                           2,269,490
            0.000%, 03/25/2011

 1,025,000  Marriott International, Inc. (c)                             732,670
            0.000%, 03/25/2011 Euro

 1,200,000  Michaels Stores, Inc.                                      1,326,288
            6.750%, 01/15/2003

 2,500,000  Deutsche Lufthansa (b)                                     1,615,444
       DEM  2.125%, 12/03/2002

 1,900,000  Office Depot, Inc. (c)                                     1,427,375
            0.000%, 11/01/2008

 2,000,000  Office Depot, Inc. (c)                                     1,831,680
            0.000%, 12/11/2007

 1,950,000  Omnicom Group, Inc. (b)                                    2,210,812
            2.250%, 01/06/2013
                                                                      ----------
                                                                      14,733,424

            Consumer Growth Staples (12.9%)
 1,335,000  Alza Corporation                                           1,758,035
            5.000%, 05/01/2006

 1,790,000  Athena Neurosciences (Elan) (b)                            2,078,637
            4.750%, 11/15/2004

 1,500,000  Cendant Corporation                                        2,102,820
            3.000%, 02/15/2002

 1,000,000  Clear Channel Communications, Inc.                         1,002,500
            2.625%, 04/01/2003

 2,300,000  Costco Companies, Inc. (b)                                 1,531,271
            0.000%, 08/19/2017

   500,000  Daily Mail and General Trust                                 736,824
       GBP  (Reuters Group plc)
            2.500%, 10/05/2004

 3,915,000  The News Corporation Limited (c)                           2,158,222
            0.000%, 03/11/2013

 1,900,000  Rite Aid Corporation (b)                                   2,216,768
            5.250%, 09/15/2002

   760,000  Rite Aid Corporation                                         886,707
            5.250%, 09/15/2002
                                                                      ----------
                                                                      14,471,784

            Consumer Staples (6.6%)
   700,000  Allied Domecq plc                                          1,225,703
       GBP  6.750%, 07/07/2008

 2,650,000  Nestle Holdings, Inc.                                      3,365,500
            3.000%, 06/17/2002 Euro

 6,605,000  Whole Foods Market, Inc. (b)                               2,823,637
            0.000%, 03/02/2018
                                                                      ----------
                                                                       7,414,840

            Credit Cyclicals (1.5%)
 1,350,000  BankAtlantic Bancorp, Inc.                                 1,640,250
            5.625%, 12/01/2007

            Energy (2.4%)
 1,100,000  Baker Hughes, Inc. (c)                                       919,160
            0.000%, 05/05/2008

 1,150,000  Loews Corporation (Diamond                                 1,106,553
            Offshore Drilling)
            3.125%, 09/15/2007

   500,000  Pennzoil Company (Chevron)                                   691,565
            4.750%, 10/01/2003
                                                                      ----------
                                                                       2,717,278


                See accompanying Notes to Financial Statements.

Schedule of Investments March 31, 1998

  Principal
     Amount                                                                Value
--------------------------------------------------------------------------------

            Financial (5.0%)
$1,750,000  Fidelity National Financial, Inc. (c)                    $ 1,627,500
            0.000%, 02/15/2009

 1,400,000  Republic of Italy (INA)                                    2,654,750
            5.000%, 06/28/2001

 1,700,000  USF&G Corporation                                          1,280,321
            0.000%, 03/03/2009
                                                                     -----------
                                                                       5,562,571
            Transportation (1.0%)
   570,000  BAA plc                                                    1,095,314
       GBP  5.750%, 03/29/2006
                                                                     -----------
            TOTAL CONVERTIBLE BONDS                                   60,071,818
            (Cost $52,018,899)

     Number
  of Shares                                                                Value
--------------------------------------------------------------------------------
Convertible Preferred Stocks (21.3%)
            Basic Industries (1.0%)
    21,500  International Paper Company                                1,130,470
            5.250%

            Capital Goods - Industrial (1.4%)
    27,000  McDermott International, Inc. (b)                          1,596,888
            $2.875 Series C

            Capital Goods - Technology (0.7%)
    11,400  US West, Inc.                                                813,675
            4.500% Series D

            Consumer Cyclicals (5.6%)
    39,200  Premier Parks, Inc.                                        2,273,600
            7.500%

    36,400  Royal Caribbean Cruises Limited                            4,022,200
            7.250% Series A
                                                                     -----------
                                                                       6,295,800
            Consumer Growth Staples (0.4%)
    17,400  Central Parking Corporation (b)                              454,575
            5.250%

            Consumer Staples (1.3%)
    28,900  Suiza Foods Corporation (b)                                1,452,225
            5.500%

            Credit Cyclicals (4.0%)
     5,000  H. F. Ahmanson & Company                                     799,375
            6.000% Series D

    55,000  DECS Trust II (Royal Group                                 1,705,000
            Tech Limited) 6.875%

    33,000  Fleetwood Capital Trust (b)                                1,930,500
            6.000%
                                                                     -----------
                                                                       4,434,875


            Financial (5.6%)
     4,200  Equity Residential Properties Trust                      $   107,625
            7.250%

    43,900  Glenborough Realty Trust, Inc.                             1,146,888
            7.750%

    15,500  Life Real Estate Corporation                               1,116,000
            6.000%

    94,500  National Australia Bank                                    2,740,500
            7.875%

     3,900  The Rouse Company                                            188,175
            6.000%

    13,300  St. Paul Companies, Inc.                                   1,020,775
            6.000%
                                                                     -----------
                                                                       6,319,963

            Utilities (1.3%)
    25,600  AES Corporation (b)                                        1,440,000
            5.500%
                                                                     -----------
            TOTAL CONVERTIBLE                                         23,938,471
            PREFERRED STOCKS
            (Cost $20,009,360)


Common Stocks (11.9%)
            Capital Goods -- Technology (3.1%)
    78,000  Oracle Corporation (a)                                     2,461,875

    12,000  Sony Corporation ADRs                                      1,020,750
                                                                     -----------
                                                                       3,482,625

            Consumer Cyclical (0.8%)
    13,812  Carnival Corporation                                         963,387

            Consumer Growth Staples (3.3%)
    60,000  American Safety Razor Company (a)                          1,057,500

    34,000  Gannett Company, Inc.                                      2,443,750

     5,200  Mallinckrodt, Inc.                                           205,400
                                                                     -----------
                                                                       3,706,650

            Consumer Staples (0.7%)
    65,483  Diageo plc                                                   768,701
       GBP

            Credit Cyclicals (1.2%)
    28,000  Freddie Mac                                                1,328,250

            Financial (2.8%)
    15,559  Fifth Third Bancorp                                        1,330,295

    24,600  Lehman Brothers Holdings, Inc.                             1,841,925
                                                                     -----------
                                                                       3,172,220
                                                                     -----------
            TOTAL COMMON STOCKS                                       13,421,833
            (Cost $7,459,969)


                See accompanying Notes to Financial Statements.

Schedule of Investments March 31, 1998

      Number
of Contracts                                                               Value
--------------------------------------------------------------------------------

  Call Options (1.8%)
            Capital Goods -- Technology (1.0%)
        300 EMC Corporation (a) LEAPS                              $    468,750
            Expiration 01/22/2000, Strike 27/1//2

         75 Lucent Technologies, Inc. (a)                               409,687
            LEAPS Expiration 01/22/2000, Strike 85

        200 Mobile Telecommunication                                    222,500
            Technologies Corp (a) LEAPS
            Expiration 01/22/2000, Strike 15
                                                                   ------------
                                                                      1,100,937

            Consumer Cyclicals (0.6%)
        200 Best Buy Co., Inc. (a) LEAPS                                475,000
            Expiration 01/22/2000, Strike 60

        200 Southwest Airlines Company (a) LEAPS                        185,000
            Expiration 01/22/2000, Strike 25
                                                                   ------------
                                                                        660,000

            Consumer Staples (0.1%)
        200 Safeway, Inc. (a) LEAPS                                     171,250
            Expiration 01/22/2000, Strike 35

            Financial (0.1%)
         75 First Chicago NBD Corporation (a)                           129,375
            LEAPS Expiration 01/22/2000,
            Strike 85
                                                                   ------------
            TOTAL CALL OPTIONS                                        2,061,562
            (Cost $1,467,550)

  Principal
     Amount                                                               Value
-------------------------------------------------------------------------------
U.S. Government Securities (9.0%)
$13,000,000 United States National Strips                          $  3,750,890
            Interest Coupon 0.000%, 11/15/2018

            United States Treasury Notes
    850,000 7.000%, 04/15/1999                                          862,776
    500,000 5.875%, 02/15/2000                                          502,635
  2,750,000 6.875%, 05/15/2006                                        2,944,920
  2,000,000 6.500%, 10/15/2006                                        2,096,440
                                                                   ------------
            TOTAL U.S. GOVERNMENT                                    10,157,661
            SECURITIES
            (Cost $9,573,245)

OTHER (0.1%)                                                             87,070
(Cost $87,677)
                                                                   ------------
TOTAL INVESTMENTS (97.6%)                                           109,738,415
(Cost $90,616,700)

BRITISH POUND CASH DEPOSITS
WITH CUSTODIAN (0.1%)
(Cost $87,677)

CASH DEPOSITS WITH CUSTODIAN                                          3,357,344
(INTEREST BEARING) (3.0%)

LIABILITIES, LESS OTHER ASSETS (-0.6%)                                 (629,471)
                                                                   ------------
NET ASSETS (100%)                                                  $112,466,288
                                                                   ------------

NET ASSET VALUE PER SHARE -- CLASS A                               $      17.43
(3,565,240 shares outstanding)                                     ------------

NET ASSET VALUE PER SHARE -- CLASS C                               $      17.38
(826,349 shares outstanding)                                       ------------

NET ASSET VALUE PER SHARE -- CLASS I                               $      17.47
(2,058,028 shares outstanding)                                     ------------


Notes to Schedule of Investments
  (a)  Non-income producing security
  (b)  144A-See Note 9 in Notes to Financial Statements
  (c)  LYON -- Liquid Yield Option Note



                See accompanying Notes to Financial Statements.

Calamos  Growth and Income Fund


Schedule of Investments March 31, 1998


  Principal
     Amount                                                                Value
--------------------------------------------------------------------------------
Convertible Bonds (45.7%)
            Basic Industries (0.8%)
$  110,000  Mail-Well, Inc.                                           $  131,175
            5.000%, 11/01/2002

            Capital Goods -- Industrial (1.3%)
   140,000  Robbins & Myers, Inc.                                        206,675
            6.500%, 09/01/2003

            Capital Goods -- Technology (5.7%)
   250,000  Kellstrom Industries, Inc. (b)                               287,500
            5.750%, 10/15/2002

   115,000  Solectron Corporation (b)                                    159,832
            6.000%, 03/01/2006

   250,000  Systems & Computer Technology                                250,000
            Corporation
            5.000%, 10/15/2004

   200,000  VERITAS Software Corporation (b)                             236,000
            5.250%, 11/01/2004
                                                                      ----------
                                                                         933,332

            Consumer Cyclicals (10.5%)
    80,000  Action Performance Companies, Inc. (b)                        78,800
            4.750%, 04/01/2005

   300,000  The Interpublic Group Of                                     278,439
            Companies, Inc. (b)
            1.800%, 09/16/2004

   550,000  Marriott International, Inc. (c)                             393,140
            0.000%, 03/25/2011

   250,000  Michaels Stores, Inc.                                        276,310
            6.750%, 01/15/2003

   400,000  Office Depot, Inc. (c)                                       366,336
            0.000%, 12/11/2007

   280,000  Omnicom Group, Inc. (b)                                      317,450
            2.250%, 01/06/2013
                                                                      ----------
                                                                       1,710,475

            Consumer Growth Staples (18.8%)
   225,000  Athena Neurosciences (Elan) (b)                              261,281
            4.750%, 11/15/2004

   225,000  Cendant Corporation                                          315,423
            3.000%, 02/15/2002

   100,000  CKE Restaurants, Inc. (b)                                    100,000
            4.250%, 03/15/2004

   300,000  Clear Channel Communications, Inc.                           300,750
            2.625%, 04/01/2003

   700,000  Costco Companies, Inc. (b)                                   466,039
            0.000%, 08/19/2017

   500,000  Jacor Communications, Inc. (c)                               220,005
            0.000%, 02/09/2018

   130,000  Pier 1 Imports, Inc.                                         289,402
            5.750%, 10/01/2003


   250,000  Res-Care, Inc. (b)                                           348,750
            6.000%, 12/01/2004

   300,000  Rite Aid Corporation (b)                                     350,016
            5.250%, 09/15/2002

   100,000  Rite Aid Corporation                                         116,672
            5.250%, 09/15/2002

   225,000  Sunrise Assisted Living, Inc.                                304,313
            5.500%, 06/15/2002
                                                                      ----------
                                                                       3,072,651
            Consumer Staples (2.9%)
 1,095,000  Whole Foods Market, Inc. (b)                                 468,112
            0.000%, 03/02/2018

            Credit Cyclicals (1.6%)
   210,000  BankAtlantic Bancorp, Inc.                                   255,150
            5.625%, 12/01/2007

            Financial (4.1%)
   360,000  Fidelity National Financial, Inc. (c)                        334,800
            0.000%, 02/15/2009

   460,000  Mutual Risk Management Limited (b)                           339,360
            0.000%, 10/30/2015
                                                                      ----------
                                                                         674,160
                                                                      ----------
            TOTAL CONVERTIBLE BONDS                                    7,451,730
            (Cost $6,352,661)


 Number of
  Shares                                                                   Value
--------------------------------------------------------------------------------

Convertible Preferred Stocks (20.8%)
            Capital Goods -- Industrial (1.4%)
     4,000  McDermott International, Inc. (b)                            236,576
            $2.875 Series C

            Capital Goods -- Technology (1.5%)
     4,800  IXC Communications, Inc. (b) 6.750%                          249,000

            Consumer Cyclicals (7.4%)
     5,200  Federal Mogul (b) 7.000%                                     316,225

     5,300  Premier Parks, Inc. 7.500%                                   307,400

     5,300  Royal Caribbean Cruises Limited                              585,650
            7.250% Series A
                                                                      ----------
                                                                       1,209,275
            Consumer Growth Staples (1.6%)
    10,200  Central Parking Corporation (b) 5.250%                       266,475

            Consumer Staples (1.3%)
     4,250  Suiza Foods Corporation (b) 5.500%                           213,563

            Credit Cyclicals (2.4%)
     3,000  Beazer Homes USA, Inc. 8.000%                                103,875

     5,000  Fleetwood Capital Trust (b) 6.000%                           292,500
                                                                      ----------
                                                                         396,375


                See accompanying Notes to Financial Statements.

Schedule of Investments March 31, 1998

  Number
 of Shares                                                                 Value
--------------------------------------------------------------------------------
            Financial (3.7%)
     2,200  Life Real Estate Corporation 6.000%                     $   158,400

     9,700  National Australia Bank 7.875%                              281,300

     2,700  US West, Inc. (EFS)                                         161,252
            7.625% Exchange Notes
                                                                    -----------
                                                                        600,952
            Utilities (1.5%)
     4,400  AES Corporation (b) 5.500%                                  247,500
                                                                    -----------
            TOTAL CONVERTIBLE                                         3,419,716
            PREFERRED STOCKS
            (Cost $2,836,589)

Common Stocks (15.3%)
            Capital Goods -- Technology (1.8%)
     3,200  Microsoft Corporation (a)                                   286,400

            Consumer Cyclicals (2.3%)
     6,845  Alaska Air Group, Inc. (a)                                  370,928

            Consumer Growth Staples (3.6%)
     7,725  Comcast Corporation                                         272,789

     7,800  Mallinckrodt, Inc.                                          308,100
                                                                    -----------
                                                                        580,889
            Credit Cyclicals (1.7%)
     4,730  Masco Corporation                                           281,435

            Financial (5.9%)
     4,707  Community First Bankshares, Inc.                            240,057

     3,676  Fifth Third Bancorp                                         314,298

     5,550  Lehman Brothers Holdings, Inc.                              415,556
                                                                    -----------
                                                                        969,911
                                                                    -----------
            TOTAL COMMON STOCKS                                       2,489,563
            (Cost $1,510,575)

  Number of
  Contracts                                                               Value
--------------------------------------------------------------------------------
Call Options (3.0%)
            Capital Goods -- Technology (1.8%)
       110  EMC Corporation (a) LEAPS                                   171,875
            Expiration 01/22/2000, Strike 27 1/2

        15  Lucent Technologies, Inc. (a) LEAPS                          81,937
            Expiration 01/22/2000, Strike 85

        40  Mobile Telecommunication                                     44,500
            Technologies Corp (a) LEAPS
            Expiration 01/22/2000, Strike 15
                                                                    -----------
                                                                        298,312

            Consumer Cyclicals (0.8%)
        40  Best Buy Co., Inc. (a) LEAPS                                 95,000
            Expiration 01/22/2000, Strike 60

        40  Southwest Airlines Company (a)                               37,000
            LEAPS Expiration 01/22/2000,
            Strike 25
                                                                    -----------
                                                                        132,000
            Consumer Staples (0.2%)
        40  Safeway, Inc. (a) LEAPS                                      34,250
            Expiration 01/22/2000, Strike 35

            Financial (0.2%)
        20  First Chicago NBD Corporation (a)                            34,500
            LEAPS Expiration 01/22/2000,
            Strike 85
                                                                    -----------
            TOTAL CALL OPTIONS                                          499,062
            (Cost $346,060)

  Principal
     Amount                                                               Value
--------------------------------------------------------------------------------
U.S. Government Securities (11.8%)
 1,300,000  United States National Strips Interest                      404,404
            Coupon 0.000%, 08/15/2017

            United States Treasury Notes
   635,000  6.875%, 05/15/2006                                          680,009
   600,000  5.875%, 02/15/2000                                          603,162
   230,000  7.000%, 04/15/1999                                          233,457
                                                                    -----------
            TOTAL U.S. GOVERNMENT                                     1,921,032
            SECURITIES
            (Cost $1,869,900)

                                                                    -----------
TOTAL INVESTMENTS (96.6%)                                            15,781,103
(Cost $12,915,785)

CASH DEPOSITS WITH CUSTODIAN                                            598,751
(INTEREST BEARING) (3.7%)

LIABILITIES, LESS OTHER ASSETS (-0.3%)                                  (44,347)
                                                                    -----------
NET ASSETS (100%)                                                   $16,335,507
                                                                    -----------
NET ASSET VALUE PER SHARE -- CLASS A                                $     18.59
(705,541 shares outstanding)                                        -----------

NET ASSET VALUE PER SHARE -- CLASS C                                $     18.48
(74,616 shares outstanding)                                         -----------

NET ASSET VALUE PER SHARE -- CLASS I                                $     18.61
(98,761 shares outstanding)                                         -----------

  Notes to Schedule of Investments
  (a)  Non-income producing security
  (b)  144A -- See Note 9 in Notes to Financial Statements
  (c)  LYON -- Liquid Yield Option Note



                See accompanying Notes to Financial Statements.

Calamos Strategic Income Fund


Schedule of Investments March 31, 1998



 Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------

Convertible Bonds (76.5%)
               Capital Goods -- Technology (20.9%)
$    50,000    Inacom Corporation                                        $47,375
               4.500%, 11/01/2004
     70,000    Level One Communications, Inc.                             77,700
               4.000%, 09/01/2004
     50,000    Simula, Inc.                                               54,250
               8.000%, 05/01/2004
     50,000    Telxon Corporation                                         55,813
               5.750%, 01/01/2003
                                                                      ----------
                                                                         235,138
               Consumer Cyclicals (14.8%)
     50,000    CapStar Hotel Company                                      45,188
               4.750%, 10/15/2004
     30,000    Continental Airlines, Inc.                                 60,757
               6.750%, 04/15/2006
     80,000    Office Depot, Inc. (b)                                     60,100
               0.000%, 11/01/2008
                                                                      ----------
                                                                         166,045
               Consumer Growth Staples (19.4%)
     50,000    American Retirement Corporation                            55,188
               5.750%, 10/01/2002
     50,000    FPA Medical Management, Inc.                               46,024
               6.500%, 12/15/2001
     40,000    Home Depot, Inc.                                           60,488
               3.250%, 10/01/2001
     70,000    Jacor Communications, Inc. (b)                             56,792
               0.000%, 06/12/2011
                                                                      ----------
                                                                         218,492
               Credit Cyclicals (8.5%)
     40,000    BankAtlantic Bancorp, Inc.                                 48,600
               5.625%, 12/01/2007
     23,000    BankAtlantic Bancorp, Inc.                                 47,265
               6.750%, 07/01/2006
                                                                          95,865
               Energy (7.9%)
     80,000    Seacor Smit, Inc.                                          88,223
               5.375%, 11/15/2006
               Financial (5.0%)
     60,000    Fidelity National Financial, Inc.                          55,800
               0.000%, 02/15/2009 (b)
               TOTAL CONVERTIBLE BONDS                                   859,563
               (Cost $756,892)

Number of
  Shares                                                                Value
--------------------------------------------------------------------------------

 Convertible Preferred Stocks (22.9%)
               Consumer Cyclicals (7.9%)
       800     Royal Caribbean Cruises Limited                        $   88,400
               7.250% Series A

               Financial (15.0%)
       850     American General Corporation                               68,850
               6.000% Series A
     2,000     National Australia Bank                                    58,000
               7.875%
       650     Penncorp Financial Group, Inc.                             42,209
               3.375%
                                                                      ----------
                                                                         169,059
                                                                      ----------
               TOTAL CONVERTIBLE                                         257,459
               PREFERRED STOCKS
               (Cost $193,180)

Number of
Contracts                                                                Value
--------------------------------------------------------------------------------
Put Options (0.1%)
               Consumer Cyclicals (0.1%)
         6     Continental Airlines, Inc. (a) LEAPS                          562
               Expiration 06/20/1998, Strike 50
               TOTAL PUT OPTIONS                                             562
               (Cost $743)

TOTAL INVESTMENTS (99.5%)                                              1,117,584
(Cost $950,815)



Number of
  Shares                                                                  Value
--------------------------------------------------------------------------------
Common Stocks Sold Short (-55.6%)
               Capital Goods -- Technology (-11.2%)
       750     Inacom Corporation                                        (20,719)
     2,100     Level One Communications, Inc.                            (49,350)
     2,280     Simula, Inc.                                              (36,338)
       750     Telxon Corporation                                        (19,875)
                                                                      ----------
                                                                        (126,282)
               Consumer Cyclicals (-15.2%)
       700     CapStar Hotel Company                                     (24,281)
       800     Continental Airlines, Inc. Class B                        (47,050)
       850     Office Depot, Inc.                                        (26,456)
     1,050     Royal Caribbean Cruises Limited                           (73,566)
                                                                      ----------
                                                                        (171,353)

                See accompanying Notes to Financial Statements.

Schedule of Investments March 31, 1998


  Number of
   Shares                                              Value
---------------------------------------------------------------
              Consumer Growth Staples (-11.2%)
     1,000    American Retirement Corporation       $  (22,750)
     1,150    FPA Medical Management, Inc.             (17,753)
       690    Home Depot, Inc.                         (46,532)
       650    Jacor Communications, Inc.               (38,350)
                                                    ----------
                                                      (125,385)
              Credit Cyclicals (-1.8%)
       863    BankAtlantic Bancorp, Inc. Class A       (11,812)
       600    BankAtlantic Bancorp, Inc. Class B        (8,700)
                                                    ----------
                                                       (20,512)
              Energy (-4.7%)
       900    Seacor Holdings                          (52,369)
              Financial (-11.5%)
       780    American General Corporation             (50,455)
     1,000    Fidelity National Financial, Inc.        (36,750)
     1,440    Penncorp Financial Group, Inc.           (41,580)
                                                    ----------
                                                      (128,785)
                                                    ----------

              TOTAL COMMON STOCKS                     (624,686)
              SOLD SHORT
              (Proceeds--$540,090)

CASH DEPOSITS WITH CUSTODIAN                           559,332
(INTEREST BEARING) (49.8%)
OTHER ASSETS, LESS LIABILITIES (6.3%)                   71,008
                                                    ----------
NET ASSETS (100%)                                   $1,123,238
                                                    ==========
NET ASSET VALUE PER SHARE--CLASS A                  $    11.91
(94,337 shares outstanding)                         ----------

Notes to Schedule of Investments
  (a)  Non-income producing security
  (b)  LYON--Liquid Yield Option Note



                See accompanying Notes to Financial Statements.

Calamos  Growth Fund


Schedule of Investments March 31, 1998



Number of
Shares                                                                  Value
--------------------------------------------------------------------------------
Common Stocks (93.6%)
             Basic Industries (2.8%)
      7,800  Mohawk Industries, Inc. (a)                             $   245,700
     14,000  U.S. Home & Garden, Inc. (a)                                 95,375
                                                                     -----------
                                                                         341,075
             Capital Goods -- Industrial (6.9%)
      6,900  Graco, Inc.                                                 209,156
     12,750  Labor Ready, Inc. (a)                                       410,391
      5,700  National R.V. Holdings, Inc. (a)                            205,912
                                                                     -----------
                                                                         825,459
             Capital Goods -- Technology (20.1%)
      4,500  Analytical Surveys, Inc. (a)                                230,625
      6,600  Chicago Miniature Lamp, Inc. (a)                            256,575
      6,300  EFTC Corporation (a)                                         82,687
      4,000  Excite, Inc. (a)                                            203,750
      8,300  IDT Corporation (a)                                         311,250
      6,000  Keane, Inc. (a)                                             339,000
      5,700  Micro Focus Group plc ADRs (a)                              271,463
     11,000  MTI Technology Corporation (a)                              189,750
      6,400  Tekelec (a)                                                 290,400
     10,000  Xeikon N.V. ADRs (a)                                        227,500
                                                                     -----------
                                                                       2,403,000
             Consumer Cyclicals (21.9%)
      9,000  Advo, Inc. (a)                                              248,625
      6,600  Airborne Freight Corporation                                248,325
      8,300  America West Holdings Corporation                           212,687
             Class B (a)
     10,650  American Eagle Outfitters, Inc. (a)                         468,600
      4,800  The Buckle, Inc. (a)                                        240,600
      2,800  CORT Business Services Corporation (a)                      133,000
      4,800  Maytag Corporation                                          229,500
      5,500  Skywest, Inc.                                               200,750
      6,300  Steiner Leisure Limited (a)                                 320,119
     11,000  Trans World Entertainment                                   305,250
             Corporation (a)
                                                                     -----------
                                                                       2,607,456
             Consumer Growth Staples (11.5%)
      5,000  Arterial Vascular Engineering, Inc. (a)                     183,125
      5,200  Cooper Companies, Inc. (a)                                  220,675
      2,900  Guidant Corporation                                         212,788
      5,300  Osteotech, Inc. (a)                                         137,137
      7,000  Sybron International Corporation (a)                        182,875
      6,200  VWR Scientific Products                                     218,938
             Corporation (a)
      9,000  Western Staff Services, Inc. (a)                            213,750
                                                                     -----------
                                                                       1,369,288

Number of
Shares                                                                  Value
--------------------------------------------------------------------------------
             Consumer Staples (13.1%)
      4,500  Canandaigua Brands, Inc. Class A (a)                    $   257,063
      3,800  The Earthgrains Company                                     167,912
      3,000  Ethan Allen Interiors, Inc.                                 179,250
      6,800  Forest Laboratories, Inc. Class A (a)                       255,000
      7,800  Michael Foods, Inc.                                         208,650
      4,000  Suiza Foods Corporation (a)                                 246,000
      3,500  Whole Foods Market, Inc. (a)                                244,125
                                                                     -----------
                                                                       1,558,000
             Credit Cyclicals (3.9%)
      6,200  Centex Corporation                                          236,375
      7,500  Dime Bancorp, Inc.                                          225,469
                                                                         461,844
             Energy (3.6%)
     11,000  Basin Exploration, Inc. (a)                                 226,875
     12,000  Evergreen Resources, Inc. (a)                               205,500
                                                                     -----------
                                                                         432,375
             Financial (7.5%)
      2,800  Capital One Financial Corporation (a)                       220,850
      2,800  Donaldson, Lufkin & Jenrette, Inc.                          237,650
      3,300  The First American Financial Corporation                    211,200
      3,300  SEI Investments Company                                     225,225
                                                                     -----------
                                                                         894,925
             Transportation (2.3%)
      8,200  Landair Services, Inc. (a)                              $   270,600
                                                                     -----------
             TOTAL COMMON STOCKS                                      11,164,022
             (Cost $8,982,682)

                                                                     -----------
TOTAL INVESTMENTS (93.6%)                                             11,164,022
(Cost $8,982,682)

CASH DEPOSITS WITH CUSTODIAN                                             620,888
(INTEREST BEARING) (5.2%)

OTHER ASSETS, LESS LIABILITIES (1.2%)                                    138,446
                                                                     -----------
NET ASSETS (100%)                                                    $11,923,356
                                                                     ===========
NET ASSET VALUE PER SHARE -- CLASS A                                 $     20.06
                                                                     ===========
(517,157 shares outstanding)

NET ASSET VALUE PER SHARE -- CLASS C                                 $     19.85
                                                                     ===========
(2,083 shares outstanding)

NET ASSET VALUE PER SHARE -- CLASS I                                 $     20.12
                                                                     ===========
(74,969 shares outstanding)

Notes to Schedule of Investments
  (a)  Non-income producing security

                See accompanying Notes to Financial Statements.

Calamos  Global Growth and Income Fund


Schedule of Investments March 31, 1998

Principal
 Amount                                                        Value
----------------------------------------------------------------------
Convertible Bonds (39.5%)
            Basic Industries (1.1%)
$ 65,000    Mail-Well, Inc.                                 $   77,513
            5.000%, 11/01/2002
            Capital Goods - Industrial (1.1%)

  70,000    Thermo Instrument Systems, Inc.                     77,262
            4.000%, 01/15/2005
            Capital Goods - Technology (4.9%)
  80,000    Kellstrom Industries, Inc. (b)                      92,000
            5.750%, 10/15/2002
  50,000    Solectron Corporation (b)                           69,492
            6.000%, 03/01/2006
 120,000    Volkswagen International Finance                   172,200
            3.000%, 01/24/2002
                                                            ----------
                                                               333,692

            Consumer Cyclicals (4.8%)
  35,000    Action Performance Companies, Inc. (b)              34,475
            4.750%, 04/01/2005
 155,000    Marriott International, Inc. (c)                   110,794
            0.000%, 03/25/2011
 115,000    Office Depot, Inc. (c)                             105,322
            0.000%, 12/11/2007
 100,000    Office Depot, Inc. (c)                              75,125
            0.000%, 11/01/2008
                                                            ----------
                                                               325,716
            Consumer Growth Staples (11.9%)
 100,000    Athena Neurosciences (Elan) (b)                    116,125
            4.750%, 11/15/2004
  80,000    Cendant Corporation                                112,150
            3.000%, 02/15/2002
 125,000    Clear Channel Communications, Inc.                 125,313
            2.625%, 04/01/2003
 200,000    Costco Companies, Inc. (b)                         133,154
            0.000%, 08/19/2017
 170,000    The News Corporation Limited (c)                    93,716
            0.000%, 03/11/2013
  95,000    Rite Aid Corporation (b)                           110,838
            5.250%, 09/15/2002
 150,000    S.M.H. Finance LUX                                 117,089
            CHF  2.000%, 10/23/2022
                                                              --------
                                                               808,385
            Consumer Staples (7.8%)
 168,000    Lindt & Spruengli                                  168,498
            CHF  3.250%, 10/18/2001
 150,000    Nestle Holdings, Inc.                              190,500
            3.000%, 06/17/2002 Euro
 400,000    Whole Foods Market, Inc. (b)                       171,000
            0.000%, 03/02/2018
                                                            ----------
                                                               529,998

            Energy (1.7%)
$120,000    Loews Corporation (Diamond                         115,466
            Offshore Drilling) 3.125%, 09/15/2007

            Financial (6.2%)
 200,000    Allianz Finance B.V. (b)                           123,287
            DEM  3.000%, 02/04/2003
 115,000    Fidelity National Financial, Inc. (c)              106,950
            0.000%, 02/15/2009
 100,000    Republic of Italy (INA)                            189,625
            5.000%, 06/28/2001
                                                            ----------
                                                               419,862
                                                            ----------
            TOTAL CONVERTIBLE BONDS                          2,687,894
            (Cost $2,354,782)

Number of
 Shares                                                         Value
----------------------------------------------------------------------
Convertible Preferred Stocks (14.8%)
            Capital Goods - Technology (2.7%)
   1,800    IXC Communications, Inc. (b) 6.750%                 93,375
   1,685    Philippine Long Distance Telephone                  87,620
            Company $3.500 Series III
                                                            ----------
                                                               180,995
            Consumer Cyclicals (4.3%)
   2,200    Premier Parks, Inc. 7.500%                         127,600
   1,500    Royal Caribbean Cruises Limited                    165,750
            7.250% Series A
                                                            ----------
                                                               293,350
            Consumer Growth Staples (0.4%)
   1,050    Central Parking Corporation (b)                     27,431
            5.250%

            Consumer Staples (1.3%)
   1,750    Suiza Foods Corporation (b) 5.500%                  87,938
            Financial (6.1%)
   1,700    Amoy Properties Limited 5.500%                     113,900
     900    Life Real Estate Corporation 6.000%                 64,800
   8,150    National Australia Bank 7.875%                     236,350
                                                            ----------
                                                               415,050
                                                            ----------
            TOTAL CONVERTIBLE                                1,004,764
            PREFERRED STOCKS
            (Cost $890,587)

Number of
 Shares                                                         Value
----------------------------------------------------------------------
            Common Stocks (35.4%)
                      Capital Goods - Technology (11.3%)
   5,000    Alcatel Alsthom ADRs                               190,000
     600    Matsushita Electric Industrial                      95,963
            Company ADRs

                See accompanying Notes to Financial Statements.

Calamos  Global Growth and Income Fund - cont.

Schedule of Investments March 31, 1998

Principal
 Amount                                                        Value
----------------------------------------------------------------------
   2,100    Philips Electronics ADRs                           154,219
   1,750    Sony Corporation ADRs                              148,859
   2,300    Telecom Italia SpA ADRs                            182,706
                                                            ----------
                                                               771,747
            Consumer Cyclicals (1.6%)
     700    Havas Advertising                                  105,525
     FRF
            Consumer Growth Staples (5.3%)
   3,050    Fuji Photo Film ADRs                               112,088
   1,600    Gannett Company, Inc.                              115,000
   3,400    Mallinckrodt, Inc.                                 134,300
                                                            ----------
                                                               361,388
            Consumer Staples (10.5%)
  11,500    B.A.T. Industries plc ADRs                         237,187
   8,814    Diageo plc                                         103,467
     GBP
   4,980    Groupe Danone ADRs                                 239,663
   2,000    Pernod Ricard                                      135,901
     FRF
                                                            ----------
                                                               716,218
            Credit Cyclical (1.7%)
   1,892    Masco Corporation                                  112,574
            Financial (5.0%)
   2,100    Lehman Brothers Holdings, Inc.                     157,237
   1,270    MBIA, Inc.                                          98,425
   4,600    National Bank of Canada                             86,040
     CAD
                                                            ----------
                                                               341,702
                                                            ----------
            TOTAL COMMON STOCKS                              2,409,154
            (Cost $1,648,977)

Number of
Contracts                                                       Value
----------------------------------------------------------------------
Call Options (1.8%)
           Capital Goods - Technology (1.1%)
      20   EMC Corporation (a) LEAPS                            31,250
           Expiration 01/22/2000, Strike 27 1/2
       5   Lucent Technologies, Inc. (a) LEAPS                  27,312
           Expiration 01/22/2000, Strike 85
      15   Mobile Telecommunication                             16,688
           Technologies Corp (a) LEAPS
           Expiration 01/22/2000, Strike 15
                                                            ----------
                                                                75,250
           Consumer Cyclicals (0.5%)
      10   Best Buy Co., Inc. (a) LEAPS                         23,750
           Expiration 01/22/2000, Strike 60
      10   Southwest Airlines Company (a)                    $   9,250
           LEAPS Expiration 01/22/2000, Strike 25
                                                            ----------
                                                                33,000
           Consumer Staples (0.1%)
      10   Safeway, Inc. (a) LEAPS                               8,563
           Expiration 01/22/2000, Strike 35
           Financial (0.1%)
       5   First Chicago NBD Corporation (a)                     8,625
           LEAPS Expiration 01/22/2000, Strike 85
                                                            ----------
           TOTAL CALL OPTIONS                                  125,438
           (Cost $84,825)

Principal
 Amount                                                        Value
----------------------------------------------------------------------
U.S. Government Securities (6.5%)
$575,000   United States National Strips                       165,905
           Interest Coupon 0.000%, 11/15/2018
           United States Treasury Notes
 200,000   5.000%, 02/15/1999                                  199,117
  75,000   6.500%, 10/15/2006                                   78,617
                                                            ----------
           TOTAL U.S. GOVERNMENT SECURITIES                    443,639
           (Cost $424,092)

OTHER (0.2%)
(Cost $11,798)                                              $   11,567
                                                            ----------
TOTAL INVESTMENTS (98.2%)                                    6,682,456
(Cost $5,415,061)


U. S. DOLLAR CASH DEPOSITS WITH CUSTODIAN                      347,799
(INTEREST BEARING) (5.1%)

LIABILITIES, LESS OTHER ASSETS (-3.3%)                        (222,721)
                                                            ----------
NET ASSETS (100%)                                           $6,807,534
                                                            ----------
NET ASSET VALUE PER SHARE - CLASS A                         $     6.56
(865,172 shares outstanding)
                                                            ----------
NET ASSET VALUE PER SHARE - CLASS C                         $     6.53
(102,796 shares outstanding)
                                                            ----------
NET ASSET VALUE PER SHARE - CLASS I                         $     6.56
(69,810 shares outstanding)
                                                            ----------
Notes to Schedule of Investments
  (a)  Non-income producing security
  (b) 144A - See Note 9 in Notes to Financial Statements
  (c)  LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities


March 31, 1998

                                                                                                                   Global
                                                                             Growth and  Strategic               Growth and
                                                               Convertible     Income     Income      Growth       Income
                                                                  Fund          Fund       Fund        Fund         Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $90,616,700, $12,915,785,
   $950,815, $8,982,682 and $5,415,061 respectively)          $109,738,415   15,781,103  1,117,584  11,164,022    6,682,456
Cash with custodian (interest bearing)                           3,357,344      598,751    559,332     620,888      347,799
Net unrealized appreciation in forward
   foreign currency contracts                                       56,755            -          -           -       37,050
Accrued interest and dividends receivable                          668,988       81,309     13,474       6,026       32,944
Receivable for investments sold                                  1,135,387      246,628    148,009           -            -
Receivable for fund shares sold                                    740,820      276,262          -     168,430       82,591
Prepaid expenses                                                     5,053            -          -           -            -
Due from advisor                                                         -            -      3,577       5,444        5,520
                                                              -------------------------------------------------------------
   Total Assets                                               $115,702,762   16,984,053  1,841,976  11,964,810    7,188,360
                                                              =============================================================
LIABILITIES AND NET ASSETS
Common stocks sold short, at value
   (proceeds $540,090)                                                   -            -    624,686           -            -
Payable for investments purchased                                2,996,179      592,693     70,000           -      342,454
Payable for fund shares redeemed                                    81,394            -          -           -            6
Payable to investment adviser                                       70,371       10,040        737       9,651        5,544
Accounts payable and accrued liabilities                            51,178       39,328     22,824      27,596       29,962
Payable to distributor                                              37,352        6,485        491       4,207        2,860
                                                              -------------------------------------------------------------
   Total Liabilities                                             3,236,474      648,546    718,738      41,454      380,826
                                                              -------------------------------------------------------------
NET ASSETS                                                    $112,466,288   16,335,507  1,123,238  11,923,356    6,807,534
                                                              =============================================================
ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over
   amounts paid on redemptions of shares on account
   of capital                                                 $ 94,696,353   13,100,542    995,835   9,935,593    5,692,436
Undistributed net investment income                                      -            -          -           -       68,156
Accumulated net realized gain (loss) on investments             (1,292,860)     369,647     45,230    (193,577)    (248,364)
Net unrealized appreciation on investments,
   and other assets and liabilities                             19,062,795    2,865,318     82,173   2,181,340    1,295,306
                                                              -------------------------------------------------------------
NET ASSETS                                                    $112,466,288   16,335,507  1,123,238  11,923,356    6,807,534
                                                              =============================================================
CLASS A SHARES
Net Assets Applicable to Shares Outstanding                   $ 62,157,309   13,119,093  1,123,238  10,373,980    5,678,250
Shares Outstanding                                               3,565,240      705,541     94,337     517,157      865,172
Net Asset Value and Redemption Price Per Share                $      17.43        18.59      11.91       20.06         6.56
                                                              =============================================================
Maximum Offering Price Per Share (Net asset value,
   plus 4.99% of net asset value or 4.75% of offering price)  $      18.30        19.52      12.50       21.06         6.89
                                                              =============================================================
CLASS C SHARES
Net Assets Applicable to Shares Outstanding                   $ 14,358,149    1,378,909        N/A      41,351      671,271
Shares Outstanding                                                 826,349       74,616        N/A       2,083      102,796
Net Asset Value and Redemption Price Per Share                $      17.38        18.48        N/A       19.85         6.53
                                                              =============================================================
CLASS I SHARES
Net Assets Applicable to Shares Outstanding                   $ 35,950,830    1,837,505        N/A   1,508,025      458,013
Shares Outstanding                                               2,058,028       98,761        N/A      74,969       69,810
Net Asset Value and Redemption Price Per Share                $      17.47        18.61        N/A       20.12         6.56
                                                              =============================================================

                See accompanying Notes to Financial Statements.

Statement of Operations

Year Ended March 31, 1998

                                                                                                            Global
                                                                      Growth and   Strategic              Growth and
                                                         Convertible    Income      Income     Growth       Income
                                                            Fund         Fund        Fund       Fund         Fund
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                 $ 2,756,480     392,705     63,851     15,642      109,975
Dividends                                                    705,171     100,648      8,243     33,318       57,940
                                                         ----------------------------------------------------------
 Total Investment Income                                   3,461,651     493,353     72,094     48,960      167,915
                                                         ----------------------------------------------------------
EXPENSES
Investment advisory fees                                     579,633      92,242      9,079     92,400       49,105
Distribution fees                                            306,657      60,669      6,053     42,406       26,116
Transfer agent fees                                           45,417      26,113     12,588     23,426       23,504
Custodian fees                                                 9,840       5,821      3,105      5,467        4,436
Trustees' fees                                                 4,200       3,300      3,300      4,200        3,300
Registration fees                                             20,597      19,097     17,097     18,280       20,780
Audit and legal fees                                          26,933      24,333     23,073     22,744       23,290
Other                                                         15,310      12,136        900        900          900
                                                         ----------------------------------------------------------
 Total expenses                                            1,008,587     243,711     75,195    209,823      151,431
 Less expense reimbursement                                       --          --     49,904     28,816       51,658
                                                         ----------------------------------------------------------
 Net expenses                                              1,008,587     243,711     25,291    181,007       99,773
                                                         ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               2,453,064     249,642     46,803   (132,047)      68,142
                                                         ----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, options and
 forward foreign currency contracts                        2,560,225   1,385,182     60,889  2,128,477       (9,692)
Change in net unrealized appreciation on investments,
 options and forward foreign currency contracts           15,584,412   2,264,937     71,669  1,782,223    1,241,159
                                                         ----------------------------------------------------------
NET GAIN ON INVESTMENTS                                   18,144,637   3,650,119    132,558  3,910,700    1,231,467
                                                         ----------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                               $20,597,701   3,899,761    179,361  3,778,653    1,299,609
                                                         ==========================================================


                See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets


Years Ended March 31, 1998 and March 31, 1997




                                         Convertible                Growth and Income                 Strategic Income
                                            Fund                           Fund                             Fund
                                  ----------------------------------------------------------------------------------------
                                      1998         1997              1998          1997            1998            1997
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
  (loss)                         $  2,453,064       867,441         249,642      176,746           46,803        64,043
Net realized gain (loss)
  on investments, options and
  forward foreign
  currency contracts                2,560,225     2,052,088       1,385,182      575,881           60,889       108,232
Change in net
  unrealized appreciation,
  depreciation on
  investments options,
  and forward
  foreign currency
  contracts                        15,584,412       813,678       2,264,937       87,888           71,669       (65,087)
                                 --------------------------------------------------------------------------------------
Net increase in net assets
  resulting from
  operations                       20,597,701     3,733,207       3,899,761      840,515          179,361       107,188
                                 --------------------------------------------------------------------------------------

DISTRIBUTIONS TO
  SHAREHOLDERS
Net investment income              (3,152,727)     (906,544)       (307,892)    (140,367)         (51,603)      (90,304)
Net realized gains                 (4,381,803)   (2,199,711)     (1,406,829)    (704,715)          (4,304)      (49,735)
Return of capital                    (521,015)           --              --           --               --            --
                                 --------------------------------------------------------------------------------------
Total distributions                (8,055,545)   (3,106,255)     (1,714,721)    (845,082)         (55,907)     (140,039)
                                 --------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL SHARE
  TRANSACTIONS                     60,879,505    13,957,623       5,411,891    2,930,278         (317,195)     (270,076)
                                 --------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                       73,421,661    14,584,575       7,596,931    2,925,711         (193,741)     (302,927)

NET ASSETS
Beginning of year                  39,044,627    24,460,052       8,738,576    5,812,865        1,316,979     1,619,906
                                 --------------------------------------------------------------------------------------
End of year                      $112,466,288    39,044,627      16,335,507    8,738,576        1,123,238     1,316,979
                                 --------------------------------------------------------------------------------------
 Undistributed net
 investment income               $         --       367,208              --       43,395               --         4,168

* For the period from September 9, 1996 through March 31, 1997


                                                                         Global Growth
                                              Growth                      and Income
                                               Fund                          Fund
                                   ---------------------------------------------------------
                                     Mar. 31       Mar. 31           Mar. 31        Mar. 31
                                       1998          1997             1998           1997*
--------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
  (loss)                             (132,047)      (63,863)            68,142       24,139
Net realized gain (loss)
  on investments, options and
  forward foreign
  currency contracts                2,128,477       609,730             (9,692)      95,919
Change in net
  unrealized appreciation,
  depreciation on
  investments options,
  and forward
  foreign currency
  contracts                         1,782,223       (71,043)         1,241,159       54,147
                                  ---------------------------------------------------------
Increase in net assets
  resulting from
  operations                        3,778,653       474,824          1,299,609      174,205
                                  ---------------------------------------------------------

DISTRIBUTIONS TO
  SHAREHOLDERS
Net investment income                      --            --           (241,372)      (5,573)
Net realized gains                 (2,332,954)     (425,142)          (111,771)          --
Return of capital                     (80,888)           --                 --           --
                                  ---------------------------------------------------------
Total distributions                (2,413,842)     (425,142)          (353,143)      (5,573)
                                  ---------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL SHARE
  TRANSACTIONS                      3,914,714     3,728,475          2,545,247    3,147,189
                                  ---------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                        5,279,525     3,778,157          3,491,713    3,315,821

NET ASSETS
Beginning of year                   6,643,831     2,865,674          3,315,821           --
                                  ---------------------------------------------------------
End of year                        11,923,356     6,643,831          6,807,534    3,315,821
                                  ---------------------------------------------------------
Undistributed net
 investment income                         --            --             68,156       92,862

* For the period from September 9, 1996 through March 31, 1997






                See accompanying Notes to Financial Statements.

Notes to Financial Statements


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization -- Calamos Investment Trust (formerly CFS Investment Trust), a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of five series, Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund. The Trust currently offers Class A, Class C and Class I shares of each of the five series of the Trust.

Portfolio Valuation -- Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Forward foreign currency contracts are valued using forward currency exchange rates available from a quotation service.

Investment Transactions and Investment Income -- Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount and market discount. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

Foreign Currency Translation -- Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. Realized foreign exchange gains of $105,711 and unrealized foreign exchange gains of $56,755 incurred by the Convertible Fund, and realized foreign exchange gains of $89,850 and unrealized foreign exchanges gains of $37,050 incurred by the Global Growth and Income Fund are included as a component of net realized gain (loss) on investments, options and forward foreign currency contracts and change in net unrealized appreciation on investments, options and forward foreign currency contracts, respectively.

Federal Income Taxes -- No provision has been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and has made such distributions to shareholders as to be relieved of all Federal income taxes.

Capital Loss Carryforwards -- At March 31, 1998, Convertible Fund, Growth Fund and Global Growth and Income Fund had capital loss carryforwards of $1,196,927, $193,577, and $191,052, respectively. These loss carryforwards, which expire in 2006, can be used to offset future net realized capital gains, if any.

Dividends -- Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Allocation of Expenses between Classes -- Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 -- INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. -- ("CAM"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, computed as follows: Convertible Fund, Growth and Income Fund, and Strategic Income Fund fees are at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $150 million. The Growth Fund fees are at the annual rate of 1.00% of the first $150 million of average daily net assets and 0.75% of the Fund's average daily net assets in excess of $150 million. The Global Growth and Income Fund fees are at the annual rate of 1.00% of the Fund's average daily net assets.

CAM has voluntarily undertaken to limit normal operating expenses of each Fund to 2% of average daily net assets for Class A shares, 2.5% of average daily net assets for Class C shares, and 1.5% of average daily net assets for Class I shares through August 31, 1999. For the year ended March 31, 1998, CAM waived or absorbed expenses of $49,904, $26,260, and $42,508, respectively, for Class A shares of Strategic Income Fund, Growth Fund and Global Growth and Income Fund; $88 and $6,593 respectively, for Class C shares of Growth Fund and Global Growth and Income Fund; and $2,468 and $2,557 for Class I shares of Growth Fund and Global Growth and Income Fund, respectively.

As Transfer Agent of the Funds through September 30, 1997, CAM assumed all expenses of personnel, office space, office facilities, and equipment incidental to such service. Commencing October 1, 1997, FPS Services, Inc., became the transfer agent for the Funds. On February 23, 1998, FPS Services, Inc. merged into First Data Corp., and is now reorganized as First Data Investor Services Group.

As Distributor, Calamos Financial Services, Inc. ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays to CFS an annual service fee of 0.25% and an annual distribution fee of 0.25% of the average daily net assets of each Fund's Class A shares and an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Fund's Class C shares.

CFS also receives a sales commission on certain sales of Fund Class A shares. During the year ended March 31, 1998, CFS received commissions of $49,045, $1,944, $196, $756 and $250 from the sale of shares of Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund, and Global Growth and Income Fund, respectively.

Certain portfolio transactions for the Funds have been executed through CFS as broker, consistent with the Fund's policy of obtaining best price and execution. During the year ended March 31, 1998, the Convertible

Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund paid brokerage commissions to CFS on purchases and sales of portfolio securities in the amount of $37,442, $14,334, $2,966, $28,916 and $3,657, respectively.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3 -- INVESTMENTS
Purchases and sales of investments other than short-term obligations by the Funds for the year ended March 31, 1998, are as follows:

                                                 Growth        Strategic                      Global Growth
                              Convertible      and Income        Income         Growth          and Income
                                 Fund             Fund            Fund           Fund              Fund
-----------------------------------------------------------------------------------------------------------
Purchases                     $108,569,028     $17,436,797     $4,682,626     $19,086,803      $5,294,853
Proceeds from sales             56,181,182      13,675,287      5,098,766      18,336,906       3,083,750

The following information is based on the cost basis of investments for Federal income tax purposes at March 31, 1998:

                                                     Growth       Strategic                   Global Growth
                                  Convertible      and Income       Income       Growth         and Income
                                     Fund             Fund           Fund         Fund             Fund
-----------------------------------------------------------------------------------------------------------
Cost basis of investments         $90,616,700     $12,915,785     $950,815     $8,982,682      $5,415,061
Gross unrealized appreciation      19,313,375       2,882,669      190,427      2,279,327       1,301,179
Gross unrealized depreciation        (191,660)        (17,351)     (23,658)       (97,987)        (33,784)
Net unrealized appreciation        19,121,715       2,865,318      166,769      2,181,340       1,267,395


NOTE 4 -- SHORT SALES
Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. These transactions result in off-balance-sheet risk, i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. To the extent a Fund owns equivalent securities, the off-balance-sheet risk is offset. During the year ended March 31, 1998, the Strategic Income Fund incurred net losses of $106,442 on short sales that are classified with net realized gain (loss) on investments and options. No other Fund engaged in short sales during the year ended March 31, 1998.

NOTE 5 -- COVERED CALL OPTIONS WRITTEN
Transactions in covered call options written by the Strategic Income Fund for the year ended March 31, 1998 were as follows:


                                                Number of   Premiums
                                                Contracts   Received
-------------------------------------------------------------------------
     Outstanding at beginning of year              16       $  5,619
     Written                                       58         19,929
     Closed or assigned                           (74)       (25,548)
                                                  ---       --------
     Outstanding at end of year                     0              0

The premiums received provide a partial hedge (protection) against price declines and enables the Strategic Income Fund to generate a higher return during periods when CAM does not expect the underlying security to make any major price moves in the near future, but still considers the underlying security to be an attractive investment for the Fund on the long term basis.

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at March 31, 1998, was a multinational bank.

As of March 31, 1998, the Convertible Fund had the following open forward foreign currency sale contract:

                             Settlement                         Unrealized
                                Date        Local Currency     Current Value        Gain
--------------------------------------------------------------------------------------------
 Japanese Yen                  6/12/98       125,000,000          $937,280         $56,755

As of March 31, 1998, the Global Growth and Income Fund had the following open forward foreign currency sale contracts:

                             Settlement                                          Unrealized
                                Date        Local Currency     Current Value     Gain (Loss)
--------------------------------------------------------------------------------------------
 Swiss Franc                   6/12/98           650,000          $422,846         $17,981
 Deutsche Mark                 6/12/98           460,000           249,774           2,973
 Japanese Yen                  6/12/98        44,000,000           329,923          19,978
 British Pound Sterling        6/12/98           200,000           336,091          (9,931)
 French Franc                  6/12/98         3,400,000           551,077           6,049
                                                                                   -------
                                                                                   $37,050
                                                                                   -------

NOTE 7 -- INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

Effective November 1, 1997, Convertible Fund, Growth and Income Fund, Growth Fund and Global Growth and Income Fund entered into a custody agreement with The Bank of New York, whereby each Fund earns interest on its average daily cash balance deposited with the custodian at a rate equal to the current Federal Reserve federal funds rate. During the period from April 1, 1997 to October 31, 1997, for the four above-mentioned funds, and for the fiscal year ended March 31, 1998 for the Strategic Income Fund, under the Funds' arrangement with their custodian, Prudential Securities, Inc., each fund earned interest on its average daily cash balances deposited with the custodian at a rate equal to the current broker rate minus one percent. During the year ended March 31, 1998, Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund earned $155,297, $17,531, $16,319, $15,522 and $5,592, respectively, in interest income under these arrangements with the Bank of New York and Prudential Securities, Inc.

NOTE 8-- CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

                                                        Convertible               Growth and Income                Strategic
Year ended March 31, 1998                                   Fund                        Fund                         Fund
----------------------------------------------------------------------------------------------------------------------------------
A Shares                                             Shares       Dollars        Shares       Dollars         Shares      Dollars
                                                  --------------------------------------------------------------------------------
Shares sold                                       1,445,635   $23,333,724       228,052   $ 3,929,276          5,545    $  63,776
Shares issued in reinvestment of distributions      192,955     3,089,396        73,664     1,227,016          4,357       51,194
Less shares redeemed                               (522,203)   (8,492,181)     (137,781)   (2,424,767)       (37,430)    (432,165)
                                                  --------------------------------------------------------------------------------
Increase (Decrease)                               1,116,387   $17,930,939       163,935   $ 2,731,525        (27,528)   $(317,195)
                                                  ================================================================================

C Shares*                                            Shares       Dollars        Shares       Dollars         Shares      Dollars
                                                  --------------------------------------------------------------------------------
Shares sold                                         685,295   $11,111,119        54,305   $   927,804             --           --
Shares issued in reinvestment of distributions        3,754        60,070         2,337        38,655             --           --
Less shares redeemed                                (74,212)   (1,203,254)       (3,334)      (58,117)            --           --
                                                  --------------------------------------------------------------------------------
Increase (Decrease)                                 614,837   $ 9,967,935        53,308   $   908,342             --           --
                                                  ================================================================================

I Shares*                                            Shares       Dollars        Shares       Dollars         Shares      Dollars
                                                  --------------------------------------------------------------------------------
Shares sold                                       2,238,514   $35,901,127        97,436   $ 1,748,011             --           --
Shares issued in reinvestment of distributions        4,474        72,664         1,325        24,013             --           --
Less shares redeemed                               (184,960)   (2,993,160)           --            --             --           --
                                                  --------------------------------------------------------------------------------
Increase (Decrease)                               2,058,028   $32,980,631        98,761   $ 1,772,024             --           --
                                                  ================================================================================

Year Ended March 31, 1997
A Shares                                             Shares       Dollars        Shares       Dollars         Shares      Dollars
                                                  --------------------------------------------------------------------------------
Shares sold                                         824,228   $11,931,314       176,257   $ 2,735,811          1,500    $  16,566
Shares issued in reinvestment of distributions      157,231     2,204,225        49,163       731,921          9,775      105,551
Less shares redeemed                               (220,201)   (3,186,620)      (55,912)     (869,237)       (35,798)    (392,193)
                                                  --------------------------------------------------------------------------------
Increase (Decrease)                                 761,258   $10,948,919       169,508   $ 2,598,495        (24,523)   $(270,076)
                                                  ================================================================================
For period (inception) to March 31, 1997
C Shares*                                            Shares       Dollars        Shares       Dollars         Shares      Dollars
                                                  --------------------------------------------------------------------------------
Shares sold                                         219,119   $ 3,118,628        22,630   $   351,959             --           --
Shares issued in reinvestment of distributions           33           464            88         1,360             --           --
Less shares redeemed                                 (7,640)      (10,388)       (1,410)      (21,536)            --           --
                                                  --------------------------------------------------------------------------------
Increase (Decrease)                                 211,512   $ 3,108,704        21,308   $   331,783             --           --
                                                  ================================================================================



                                                             Growth                       Global Growth and
Year ended March 31, 1998                                     Fund                           Income Fund
---------------------------------------------------------------------------------------------------------------
A Shares                                             Shares           Dollars          Shares          Dollars
                                                   ------------------------------------------------------------
Shares sold                                         145,539       $ 2,904,539         372,871      $ 2,251,209
Shares issued in reinvestment of distributions      104,981         1,902,962          48,371          291,762
Less shares redeemed                               (122,815)       (2,727,723)        (99,103)        (604,205)
                                                   ------------------------------------------------------------
Increase (Decrease)                                 127,705       $ 2,079,778         322,139      $ 1,938,766
                                                   ============================================================

C Shares*                                            Shares           Dollars          Shares          Dollars
                                                   ------------------------------------------------------------
Shares sold                                           1,593       $    33,041          31,196      $   184,349
Shares issued in reinvestment of distributions           --                --           2,557           15,254
Less shares redeemed                                     (2)              (37)         (3,523)         (21,382)
                                                   ------------------------------------------------------------
Increase (Decrease)                                   1,591       $    33,004          30,230      $   178,221
                                                   ============================================================

I Shares*                                            Shares           Dollars          Shares          Dollars
                                                   ------------------------------------------------------------
Shares sold                                          74,969       $ 1,801,932          68,516      $   420,004
Shares issued in reinvestment of distributions           --                --           1,294            8,256
Less shares redeemed                                     --                --              --               --
                                                   ------------------------------------------------------------
Increase (Decrease)                                  74,969       $ 1,801,932          69,810      $   428,260
                                                   ============================================================

Year ended March 31, 1997
A Shares                                             Shares           Dollars          Shares          Dollars
                                                   ------------------------------------------------------------
Shares sold                                         217,109       $ 3,905,631         575,477      $ 2,944,288
Shares issued in reinvestment of distributions        23,916           421,022             983            5,101
Less shares redeemed                                (33,635)         (606,145)        (33,427)        (181,272)
                                                   ------------------------------------------------------------
Increase (Decrease)                                 207,390       $ 3,720,508         543,033      $ 2,768,117
                                                   ============================================================

For period (inception) to March 31, 1997
C Shares*                                            Shares            Dollar          Shares          Dollars
                                                   ------------------------------------------------------------
Shares sold                                           1,060       $    18,759          74,840      $   391,294
Shares issued in reinvestment of distributions           --                --              23              117
Less shares redeemed                                   (568)          (10,792)         (2,297)         (12,339)
                                                   ------------------------------------------------------------
Increase (Decrease)                                     492       $     7,967          72,566      $   379,072
                                                   ============================================================

* The inception dates for Class C shares of the Convertible Fund, Growth and Income Fund, Growth Fund, and Global Growth and Income Fund were July 5, 1996, August 5, 1996, September 3, 1996, and September 24, 1996, respectively. The inception date for the I shares of the Growth and Income Fund, Growth Fund, and Global Growth and Income Fund was September 18, 1997. The inception date for the I shares for the Convertible Fund was June 24, 1997.

NOTE 9 -- 144A SECURITIES

Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by Funds must be an exempt transaction, normally to other qualified institutional investors. At the close of business March 31, 1998, the value of these securities amounted to $27,236,327 (24.2% of net assets), $5,513,418 (33.8% of net assets), and $1,059,115 (15.6% of net assets), for Convertible Fund, Growth and Income Fund, and Global Growth and Income Fund, respectively.

ABBREVIATIONS
ADRs:  American Depository Receipts   Deb.:   Debenture           LEAPS:     Long Term Equity
                                                                             Appreciation Security
ADSs:  American  Depository shares    Dep.:   Depository          Noncum.:   Noncumulative
Conv.: Convertible                    Euro.:  Eurobond            Pref:      Preferred
Cum.:  Cumulative                     Exch.:  Exchangeable        Sub.:      Subordinated


Foreign Currency Abbreviations

GBP:   British Pound Sterling         CAD:    Canadian Dollar     JPY:       Japanese Yen
FRF:   French Franc                   CHF:    Swiss Franc

Financial  Highlights
           Calamos Convertible Fund

Selected data for a share outstanding throughout the period are as follows:

                                                                   Class A
                                               ----------------------------------------------------------------
                                                                            Eleven Months
                                                                                Ended
                                                  Year Ended March 31          March 31,
                                               ----------------------------------------------------------------
                                                 1998       1997       1996       1995       1994        1993
                                               ----------------------------------------------------------------
Net asset value, beginning of period           $ 14.68    $ 14.49    $ 12.41    $ 13.04    $ 13.96      $ 12.72
Income from investment operations:
  Net investment income                            .49        .36        .40        .38        .40          .42
  Net realized and unrealized gain
    (loss) on investments                         3.92       1.39       3.06       (.01)       .53         1.32
                                               ----------------------------------------------------------------
    Total from investment
     operations                                   4.41       1.75       3.46        .37        .93         1.74
                                               ----------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                                        (.61)      (.45)      (.31)      (.32)      (.39)        (.40)
  Dividends from net realized
    capital gains                                 (.95)     (1.11)     (1.07)      (.56)     (1.46)        (.10)
  Dividends in excess of net
    realized capital gains                           -          -          -       (.12)         -            -
  Distributions from paid in capital              (.10)         -          -          -          -            -
                                               ----------------------------------------------------------------
Total distributions                              (1.66)     (1.56)     (1.38)     (1.00)     (1.85)        (.50)
                                               ----------------------------------------------------------------
Net asset value, end of period                 $ 17.43    $ 14.68    $ 14.49    $ 12.41    $ 13.04      $ 13.96
                                               ----------------------------------------------------------------


Total return (a)                                  31.4%      12.9%      28.8%       3.2%       6.5%     $  14.0%
Ratios and supplemental data:
  Net assets, end of period (000)              $62,157    $35,950    $24,460    $16,646    $17,023      $17,213
  Ratio of expenses to
    average net assets                             1.4%       1.5%       1.5%       1.6%*      1.6%         1.7%
Ratio of net investment income
    to average net assets                          3.3%       2.8%       3.0%       3.3%*      2.8%         3.2%
                                               ----------------------------------------------------------------

                                                     Year Ended April 30,
                                                     -------------------------------------------------
                                                      1992          1991          1990          1989
                                                     -------------------------------------------------
Net asset value, beginning of period                 $ 11.39       $ 10.29       $ 10.73       $ 10.56
Income from investment operations:
  Net investment income                                  .41           .49           .60           .59
  Net realized and unrealized gain
    (loss) on investments                               1.43          1.25          (.32)          .14
                                                     --------------------------------------------------
    Total from investment
     operations                                         1.84          1.74           .28           .73
                                                     --------------------------------------------------
Less distributions:
  Dividends from net investment
    income                                              (.45)         (.52)         (.63)         (.56)
  Dividends from net realized
    capital gains                                          -             -             -             -
  Dividends in excess of net
    realized capital gains                                 -             -             -             -
  Distributions from paid in capital                    (.06)         (.12)         (.09)            -
                                                    --------------------------------------------------
Total distributions                                     (.51)         (.64)         (.72)         (.56)
                                                    --------------------------------------------------
Net asset value, end of period                       $ 12.72       $ 11.39       $ 10.29       $ 10.73
                                                    --------------------------------------------------
Total return (a)                                        16.5%         17.7%          2.4%          7.2%
Ratios and supplemental data:
  Net assets, end of period (000)                    $16,940       $13,953       $18,664       $21,270
  Ratio of expenses to
    average net assets                                   1.2%          1.2%          1.1%          1.1%
Ratio of net investment income
    to average net assets                                3.4%          4.3%          5.5%          5.6%
                                                    --------------------------------------------------


                                                                        Class C                        Class I
                                                          ------------------------------------     -----------------
                                                          Year Ended           July 5, 1996         June 25, 1997
                                                           March 31,         through March 31,     through March 31,
                                                          ------------------------------------     -----------------
                                                             1998                  1997                   1998
                                                          ------------------------------------     -----------------
Net asset value, beginning of period                        $ 14.63               $ 13.87               $ 15.88
Income from investment
operations:
Net investment income                                           .40                   .30                   .37
Net realized and unrealized gain (loss) on investments         3.92                  1.21                  2.49
                                                          ------------------------------------     -----------------
Total from investment operations                               4.32                  1.51                  2.86
                                                          ------------------------------------     -----------------
Less distributions:
Dividends from net investment income                           (.52)                 (.25)                 (.54)
Dividends from net realized capital gains                      (.95)                 (.50)                 (.63)
Dividends in excess of net  realized capital gains                -                     -                     -
Distributions from paid in capital                             (.10)                    -                  (.10)
                                                          ------------------------------------     -----------------
Total distributions                                           (1.57)                 (.75)                (1.27)
                                                          ------------------------------------     -----------------
Net asset value, end of
period                                                      $ 17.38               $ 14.63               $ 17.47
                                                          ------------------------------------     -----------------
Total return (a)                                               30.8%                 11.1%                  18.8%
Ratios and supplemental
data:
Net assets, end of period (000)                             $14,358               $ 3,094               $ 35,951
Ratio of expenses to average net assets                         2.0%                2.0%*                    0.9%*
Ratio of net investment income to average net assets            3.0%                2.7%*                    2.9%*
                                                          ------------------------------------     -----------------

                                                                 Eleven Months
                                                                     Ended
                                   Year Ended March 31             March 31,                   Year Ended April 30,
                              ----------------------------------------------------------------------------------------------------
                                 1998       1997       1996       1995      1994      1993      1992      1991       1990    1989
                              ----------------------------------------------------------------------------------------------------
Portfolio turnover rate          76.0%      52.3%      65.2%      42.1%     73.1%     73.1%     83.8%     63.2%      93.4%   84.7%
Average commission rate
 per share                    $ .0786    $ .0610    $ .0633    $ .0936   $ .0952   $ .1000   $ .0966       N/A       N/A      N/A
                              ----------------------------------------------------------------------------------------------------



(a) Total return is not annualized and does not reflect the effect of sales charges.
*Annualized.


                See accompanying Notes to Financial Statements.

Financial  Highlights
           Calamos Growth and Income Fund

Selected data for a share outstanding throughout the period are as follows:

                                                                          Class A
                        ------------------------------------------------------------------------------------------------------------
                                                      Eleven Months                                                        Sept. 22,
                                                          Ended                                                             1988 to
                            Year Ended March 31,         March 31,                   Year Ended April 30,                  April 30,
                        ------------------------------------------------------------------------------------------------------------
                          1998       1997       1996       1995        1994       1993       1992       1991       1990       1989
                        ------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period    $ 15.52     $15.62     $12.68     $12.97      $13.90     $13.57     $11.54     $10.46     $10.49     $10.00
Income from investment
 operations:
 Net investment income      .34        .34        .37        .35         .31        .35        .29        .31        .33        .38
 Net realized and
  unrealized gain
 (loss) on investments     5.14       1.52       3.70       (.02)        .34       1.97       2.02       1.09        .09        .49
                        ------------------------------------------------------------------------------------------------------------
  Total from investment
   operations              5.48       1.86       4.07        .33         .65       2.32       2.31       1.40        .42        .87
                        ------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income        (.41)      (.28)      (.42)      (.32)       (.29)      (.36)      (.28)      (.32)      (.28)      (.38)
 Dividends from net
  realized capital
  gains                   (2.00)     (1.68)      (.71)      (.30)      (1.29)     (1.63)        --         --       (.17)        --
                        ------------------------------------------------------------------------------------------------------------
  Total distributions     (2.41)     (1.96)     (1.13)      (.62)      (1.58)     (1.99)      (.28)      (.32)      (.45)      (.38)
                        ------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                 $ 18.59     $15.52     $15.62     $12.68      $12.97     $13.90     $13.57     $11.54     $10.46     $10.49
                        ------------------------------------------------------------------------------------------------------------
Total return (b)          37.8%      12.9%      33.0%       2.8%        4.5%      18.8%      20.2%      13.4%       3.8%       9.0%
Ratios and supplemental
 data:
 Net assets, end of
  period (000)          $13,119     $8,408     $5,813     $3,853      $4,663     $3,655     $2,694     $1,821     $1,345     $  732
 Ratio of expenses
  to average net
  assets (a)               2.0%       2.0%       2.0%     2.0%*         2.0%       2.0%       2.0%       2.0%       2.0%       2.0%*
 Ratio of net
  investment income to
  average net
  assets (a)               2.0%       2.4%       2.6%     3.0%*         2.3%       2.6%       2.3%       2.9%       3.0%       4.8%*
                        ------------------------------------------------------------------------------------------------------------

                                                                          Class C                        Class I
                                                             ---------------------------------      -----------------
                                                             Year Ended       August 5, 1996         Sept. 18, 1997
                                                              March 31,      through March 31,      through March 31,
                                                             ---------------------------------      -----------------
                                                                1998               1997                   1998
                                                             ---------------------------------      -----------------
Net asset value, beginning of period                           $15.50             $14.52                 $17.96
Income from investment
 operations:
 Net investment income                                            .26                .26                    .22
 Net realized and unrealized gain (loss) on investments          5.11               1.30                   2.14
                                                             ---------------------------------      -----------------
  Total from investment operations                               5.37               1.56                   2.36
                                                             ---------------------------------      -----------------
Less distributions:
 Dividends from net investment income                            (.39)              (.25)                  (.38)
 Dividends from net realized capital gains                      (2.00)              (.33)                 (1.33)
                                                             ---------------------------------      -----------------
  Total distributions                                           (2.39)              (.58)                 (1.71)
                                                             ---------------------------------      -----------------
Net asset value, end of period                                 $18.48             $15.50                 $18.61
                                                             =================================      =================
Total return (b)                                                37.1%              10.8%                  14.4%
Ratios and supplemental data:
 Net assets, end of period (000)                               $1,379             $  330                 $1,838
 Ratio of expenses to average net assets (c)                     2.5%               2.5%*                  1.5%
 Ratio of net investment income to average net assets (c)        1.5%               2.4%*                  2.4%
                                                             ---------------------------------      -----------------

                                                   Eleven Months                                                        Sept.22,
                                                       Ended                                                            1988 to
                          Year Ended March 31,        March 31,                   Year Ended April 30,                 April 30,
                      ----------------------------------------------------------------------------------------------------------
                       1998       1997       1996       1995        1994       1993       1992       1991       1990     1989
                      ----------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                 115.5%      91.5%      86.4%      84.7%      155.2%     132.3%     111.6%     103.6%     103.0%    85.0%*
Average commission
 rate per share       $.0773     $.0609     $.0604     $.0924      $.1002     $.1010     $.1004        N/A        N/A      N/A
                      ----------------------------------------------------------------------------------------------------------

(a) After the reimbursement and waiver of expenses by the Advisor equivalent to 0.0%, 0.1%, 0.1%, 0.2%*, 0.1%, 0.5%, 0.5%, 1.7%, 2.3% and 8.4%* of average net assets, respectively.

(b) Total return is not annualized and does not reflect the effect of sales charges.

(c) After the reimbursement and waiver of expenses by the Advisor equivalent to 0.0% and 0.6%* of average net assets, respectively for Class C shares, and 0.0% of average net assets for I shares.

*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Strategic Income Fund

Selected data for a share outstanding throughout the period are as follows:



                                                                                   Class A Shares
                                                   -----------------------------------------------------------------------------
                                                                              Eleven Months                            Sept. 4,
                                                                                  Ended                                 1990 to
                                                      Year Ended March 31       March 31,     Year Ended April 30,     April 30,
                                                   -----------------------------------------------------------------------------
                                                    1998     1997       1996       1995     1994      1993     1992     1991
                                                   -----------------------------------------------------------------------------

Net asset value, beginning of period               $10.81    $11.07    $10.13     $10.71    $10.96   $10.58   $10.60   $  10.00
Income from investment operations:
 Net investment income                                .50       .50       .53        .40       .36      .39      .59        .40
 Net realized and unrealized
  gain (loss) on investments                         1.19       .29       .83       (.43)      .11      .79      .46        .61
                                                   -----------------------------------------------------------------------------
  Total from investment operations                   1.69       .79      1.36       (.03)      .47     1.18     1.05       1.01
                                                   -----------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                (.55)     (.68)     (.42)      (.36)     (.41)    (.41)    (.51)      (.40)
 Dividends from net realized capital gains           (.04)     (.37)        -       (.19)     (.31)    (.39)    (.56)      (.01)
                                                   -----------------------------------------------------------------------------
  Total distributions                                (.59)    (1.05)     (.42)      (.55)     (.72)    (.80)   (1.07)      (.41)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period                     $11.91    $10.81    $11.07     $10.13    $10.71   $10.96   $10.58   $  10.60
                                                   -----------------------------------------------------------------------------
Total return (c)                                    15.7%      7.4%     13.60%     (0.2%)     4.2%    11.5%    10.5%      10.2%
Ratios and supplemental data:
 Net assets, end of period (000)                   $1,123    $1,317    $1,620     $2,211    $3,004   $2,522   $1,410   $    595
 Ratio of expenses to average net assets (a)(b)      2.1%      2.1%      2.2%      2.4%*      2.2%     2.3%     2.5%       2.6%*
 Ratio of net investment income to average net
  assets (a)                                         3.9%      4.3%      4.6%      4.0%*      3.2%     3.9%     5.3%       6.6%*
                                                   -----------------------------------------------------------------------------


                                                                              Eleven Months                            Sept. 4,
                                                                                  Ended                                 1990 to
                                                      Year Ended March 31       March 31,     Year Ended April 30,     April 30,
                                                   -----------------------------------------------------------------------------
                                                    1998      1997      1996       1995      1994     1993    1992       1991
                                                   -----------------------------------------------------------------------------
Portfolio turnover rate                             398.2%   152.5%     81.1%      59.9%     79.4%    73.8%    97.0%   108.9%*
Average commission rate per share                  $.0813    $.0711    $.0636     $.0966    $.0997   $.1056   $.1200      N/A
                                                   -----------------------------------------------------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 4.1%, 3.0%, 1.6%, 1.1%*, 1.0%, 0.7%, 1.25% and 4.8%* of average net assets, respectively.
(b) Includes 0.0%, 0.1%, 0.2%, 0.4%*, 0.2%, 0.3%, 0.5% and 0.6%*, respectively, related to dividend expenses on short positions.
(c) Total return is not annualized and does not reflect the effect of sales charges.
*Annualized.

                See accompanying Notes to Financial Statements.

Financial  Highlights
     Calamos Growth Fund

Selected data for a share outstanding throughout the period are as follows:

                                                                      Class A
                               -----------------------------------------------------------------------------------------------------
                                                                   Eleven Months                                          Sept. 4,
                                                                       Ended                                              1990 to
                                    Year Ended March 31,             March 31,           Year Ended April 30,            April 30,
                               -----------------------------------------------------------------------------------------------------
                                1998         1997      1996            1995         1994        1993          1992         1991
                               -----------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $ 17.04       $15.74    $14.18         $14.57       $13.95    $  14.04        $12.48       $ 10.00
Income from investment
 operations:
   Net investment income
    (loss)                        (.01)        (.09)     (.09)           .02          .01        (.02)         (.01)          .07
   Net realized and unrealized
    gain (loss) on investments    8.53         3.14      4.69           (.28)        1.21         .20          1.60          2.50
                               -----------------------------------------------------------------------------------------------------
     Total from investment
      operations                  8.52         3.05      4.60           (.26)        1.22         .18          1.59          2.57
                               -----------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
    investment income                -            -      (.07)              -        (.01)          -             -          (.08)
   Dividends from net
    realized capital gains       (5.32)       (1.75)    (2.97)           (.13)       (.59)       (.27)         (.03)         (.01)
   Distributions from paid
    in capital                    (.18)           -         -               -           -           -             -             -
                               -----------------------------------------------------------------------------------------------------
     Total distributions         (5.50)       (1.75)    (3.04)           (.13)       (.60)       (.27)         (.03)         (.09)
                               -----------------------------------------------------------------------------------------------------
Net asset value, end of
 period                        $ 20.06       $17.04    $15.74          $14.18      $14.57      $13.95        $14.04        $12.48
                               -----------------------------------------------------------------------------------------------------
Total return (b)                  54.0%        19.1%     35.2%           (1.8%)       8.9%        1.4%         12.7%         25.8%
Ratios and supplemental data:
   Net assets, end of period
    (000)                      $10,374       $6,635    $2,866          $1,791      $2,089    $  1,861        $1,802       $   862
   Ratio of expenses to
    average net assets (a)         2.0%         2.0%      2.0%            2.0%*       2.0%        2.0%          2.0%          2.0%*
   Ratio of net investment
    income to average net
    assets (a)                    (1.5)%       (1.3)%    (0.8)%           0.2%*       0.1%       (0.1)%        (0.1)%         0.8%*


                                                       Class C                                                Class I
                               -----------------------------------------------------------------------------------------------------
                                         Year Ended               Sept. 3, 1996                            Sept. 18, 1997
                                         March 31,              through March 31,                         through March 31,
                               -----------------------------------------------------------------------------------------------------
                                           1998                       1997                                      1998
                               -----------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                               $16.98                     $17.63                                     $24.32
Income from investment
 operations:
   Net investment income (loss)            (.13)                      (.07)                                      (.11)
   Net realized and unrealized
    gain (loss) on investments             8.50                       1.07                                       1.07
                               -----------------------------------------------------------------------------------------------------
   Total from investment operations        8.37                       1.00                                        .96
                               -----------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
    investment income                         -
   Dividends from net
    realized capital gains                (5.32)                     (1.65)                                     (4.98)
   Distributions from paid in
    capital                                (.18)                         -                                       (.18)
                               -----------------------------------------------------------------------------------------------------
     Total distributions                  (5.50)                     (1.65)                                     (5.16)
                               -----------------------------------------------------------------------------------------------------
Net asset value, end of
 period                                 $ 19.85                     $16.98                                     $20.12
                               -----------------------------------------------------------------------------------------------------
Total return (b)                           53.3%                       5.4%                                       6.4%
Ratios and supplemental data:
 Net assets, end of period
  (000)                                 $    41                     $    8                                     $1,508
 Ratio of expenses to
  average net assets (c)                    2.5%                       2.5%*                                      1.5%
 Ratio of net investment income  to
  average net assets (c)                   (2.0)%                     (1.9)%*                                    (1.1)%
                               -----------------------------------------------------------------------------------------------------

                                                                  Eleven Months                                           Sept. 4,
                                                                      Ended                                               1990 to
                                     Year Ended March 31,           March 31,           Year Ended April 30,             April 30,
                               -----------------------------------------------------------------------------------------------------
                                  1998         1997      1996         1995           1994        1993      1992            1991
                               -----------------------------------------------------------------------------------------------------
Portfolio turnover rate          206.1%       173.9%    252.4%        104.3%          87.3%       56.8%     47.3%          15.8%*
Average commission rate per
 share                         $ .0662       $.0614    $.0608        $.0910         $.0996      $.1011    $.1098            N/A
                               -----------------------------------------------------------------------------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.3%, 0.7%, 1.2%, 1.6%*, 1.1%, 0.7%, 0.8%, and 4.5%* of average net assets, respectively.

(b) Total return is not annualized and does not reflect the effect of sales charges.

(c) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.0% and 0.6%* of average net assets, respectively for Class C shares, and 0.0% of the average net assets for Class I shares.

*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Global Growth and Income Fund

Selected data for a share outstanding throughout the period are as follows:

                                                       Class A                  Class C            Class I
                                                ------------------------------------------------------------
                                                             Sept. 9,                 Sept. 24,   Sept. 18,
                                                               1996                     1996        1997
                                                Year Ended    through    Year Ended    through     through
                                                March 31,    March 31,   March 31,    March 31,   March 31,
                                                ------------------------------------------------------------
                                                   1998        1997         1998        1997        1998
                                                ------------------------------------------------------------
Net asset value, beginning of period              $ 5.39      $ 5.00        $5.37       $ 5.00      $ 6.18
Income from investment operations:
 Net investment income                               .17         .04          .15          .03         .07
 Net realized and unrealized gain (loss)
  on investments                                    1.42         .36         1.41          .35         .58
                                                ------------------------------------------------------------
  Total from investment operations                  1.59         .40         1.56          .38         .65
                                                ------------------------------------------------------------
Less distributions:
 Dividends from net investment income               (.28)       (.01)        (.26)        (.01)       (.17)
 Dividends from net realized capital gains          (.14)         -          (.14)          -         (.10)
                                                ------------------------------------------------------------
  Total distributions                               (.42)       (.01)        (.40)        (.01)       (.27)
                                                ------------------------------------------------------------
Net asset value, end of period                    $ 6.56      $ 5.39        $6.53       $ 5.37      $ 6.56
                                                ------------------------------------------------------------
Total return (b)                                    30.3%       8.0%        29.8%         7.6%       10.9%

Ratios and supplemental data:
 Net assets, end of period (000)                  $5,678       $2,926       $ 671       $ 390      $  458
 Ratio of expenses to average net assets (a)        2.0%        2.0%*        2.5%         2.5%*       1.5%*
 Ratio of net investment income to
  average net assets (a)                            1.4%        1.8%*        0.9%         1.6%*       1.9%*
                                                ------------------------------------------------------------

                                                             Sept. 9,
                                                               1996
                                                Year Ended    through
                                                March 31,    March 31,
                                                   1998        1997
                                                ----------------------
Portfolio turnover rate                              64%       160.4%*
Average commission rate per share                 $.0945       $.0758

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 1.0% and 1.8% of average net assets, for Class A shares, 1.2% and 1.8% for Class C shares and 1.2%, for Class I shares, respectively.
(b) Total return is not annualized and does not reflect the effect of sales charges.
*Annualized.


                See accompanying Notes to Financial Statements.

FEDERAL TAX STATUS OF FISCAL 1998 DISTRIBUTIONS

The income dividends are taxable as ordinary income. Amounts equal to 9%, 6%, 15%, 1%, and 9% of the amount taxable as ordinary income of Calamos Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund, and Global Growth and Income Fund, respectively, qualify for dividends received deductions available to corporate shareholders that meet the holding period requirements for shares of those funds owned.

Income dividends paid to shareholders, whether received in cash or reinvested in shares, must be included in their Federal income tax returns and must be reported by the funds to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

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For shareholder assistance
24 hours
800.823.7386

To open an account or obtain information
800.823.7386

Visit our web-site
http://www.calamos.com

Investment Advisor
Calamos Asset Management, Inc./(R)/
1111 E. Warrenville Road
Naperville, IL 60563-1493

Distributor
Calamos Financial Services, Inc./(R)/
1111 E. Warrenville Road
Naperville, IL 60563-1493

Transfer Agent
First Data Corp.
Investor Services Group
P.O. Box 61503
King of Prussia, PA 19406-0903

Independent Auditors
Ernst & Young LLP
Chicago, IL

Legal Counsel
Bell, Boyd & Lloyd
Chicago, IL



Calamos Investment Trust/(R)/
--------------------------------------------------------------------------------
This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a currently effective prospectus of the Funds, and after June 30, 1998, updated performance data for the most recently completed calendar quarter.

The views expressed in this report reflect those of Calamos Asset Management, Inc./(R)/ only through March 31, 1998. The manager's views are subject to change at any time based on market and other conditions.